Exhibit 10.9

RESIDENTIAL MORTGAGE-BACKED SUBORDINATED NOTES
(Issuable in Series)

BASE INDENTURE, dated as of December 19, 2006, between ST. ANDREW FUNDING TRUST, a statutory trust established under the laws of Delaware, as issuer (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as indenture trustee (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of one or more series of the Issuer’s Residential Mortgage Loan Subordinated Notes (the “Subordinated Notes”), issuable as provided in this Indenture; and

WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Subordinated Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Subordinated Notes by the Subordinated Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Subordinated Noteholders, as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 Definitions. Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Security Agreement, dated as of December 19, 2006, between the Issuer and Deutsche Bank Trust Company Americas, as Collateral Agent, as Schedule I thereto (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions thereof.

SECTION 1.2 Cross-References. Unless otherwise specified, references in this Indenture and in each other Program Document to any Article or Section are references to such Article or Section of this Indenture or such other Program Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.3 Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Program Documents shall be made without duplication.

SECTION 1.4 Rules of Construction. In this Indenture, unless the context otherwise requires:

(i) the singular includes the plural and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(iii) reference to any gender includes the other gender;

(iv) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(v) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(vi) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE 2

THE NOTES

SECTION 2.1 Designation and Terms of Subordinated Notes. Each Series of Subordinated Notes shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Issuer and set forth in the related Supplement. All Subordinated Notes of any Series shall, except as specified in the related Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Supplement. Subject to the conditions contained herein and in the other Program Documents, the aggregate Principal Amount of Subordinated Notes which may be authenticated and delivered under this Indenture is unlimited. Unless otherwise provided in the applicable Supplement, each Series of Subordinated Notes shall have Payment Dates on the 25th day of each month (or if such day is not a Business Day, the next following Business Day). Unless otherwise provided in the applicable Supplement, the Subordinated Notes shall be in denominations of $250,000 and integral multiples of $1,000 in excess thereof.

SECTION 2.2 Subordinated Notes Issuable in Series. The Subordinated Notes may be issued in one or more Series. Each Series of Subordinated Notes shall be created by a Supplement. Subordinated Notes of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee on the related Series Closing Date upon the receipt by the Indenture Trustee of an Issuer Request at least two (2) Business Days in advance of the related Series Closing Date and upon delivery by the Issuer to the Indenture Trustee, and receipt by the Indenture Trustee, of the following:

(a) an Issuer Order authorizing and directing the authentication and delivery of the Subordinated Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the aggregate Initial Principal Amount of Subordinated Notes of such new Series to be authenticated and the Subordinated Note Rate (or the method for allocating interest payments or other cash flow) with respect to such new Series;

(b) a Supplement in form satisfactory to the Indenture Trustee executed by the Issuer and the Indenture Trustee and specifying the Principal Terms of such new Series;

(c) with respect to the issuance of such Series of Subordinated Notes, written confirmation that the Rating Agency Confirmation Condition shall have been satisfied with respect to such issuance;

(d) an Officer’s Certificate of the Issuer dated as of the applicable Series Closing Date to the effect that (i) no Event of Default or Potential Event of Default is continuing or will occur as a result of the issuance of the new Series of Subordinated Notes, (ii) the issuance of the new Series of Subordinated Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject and (iii) all conditions precedent provided in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Subordinated Notes have been complied with;

(e) unless otherwise specified in the related Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Indenture Trustee, dated the applicable Series Closing Date, substantially to the effect that:

(i) (x) the new Series of Subordinated Notes will be treated as indebtedness of the Issuer for federal income tax purposes and, if applicable, (y) the issuance of such Series will not adversely affect the federal income tax characterization of the outstanding Notes of any Series;

(ii) all instruments furnished to the Indenture Trustee conform in all material respects to the requirements of this Base Indenture and the related Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Indenture Trustee to authenticate and deliver the new Series of Subordinated Notes, and all conditions precedent provided for in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Subordinated Notes have been complied with in all material respects;

(iii) the Issuer is duly organized under the jurisdiction of its formation and has the power and authority to execute and deliver the related Supplement, this Base Indenture and each other Program Document to which it is a party and to issue the new Series of Subordinated Notes;

(iv) the related Supplement, this Base Indenture, and each of the other Program Documents to which the Issuer is a party have been duly authorized, executed and delivered by the Issuer;

(v) the new Series of Subordinated Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Supplement, will constitute valid, binding and enforceable obligations of the Issuer entitled to the benefits of this Base Indenture and the related Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(vi) this Base Indenture, the related Supplement and each of the other Program Documents to which the Issuer is a party are legal, valid and binding agreements of the Issuer enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(vii) the Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act, and this Base Indenture and the related Supplement are not required to be registered or qualified under the Trust Indenture Act;

(viii) the offer and sale of the new Series of Subordinated Notes is not required to be registered under the Securities Act;

(ix) as to the new Series of Subordinated Notes and any outstanding Series of Subordinated Notes, the opinions of counsel relating to (A) the validity, perfection and priority of security interests, (B) the nature of the transfer of each of the Mortgage Loans as a “true sale” and not as a financing arrangement, (C) the analysis of substantive consolidation of the assets of the Issuer with the assets of Home123 in the event of the insolvency of Home123, (D) there being no pending or threatened litigation which, if adversely determined, would materially and adversely affect the ability of the Issuer to perform its obligations under any of the Program Documents, and (E) the absence of any conflict with or violation of any court decree, injunction, writ or order applicable to the Issuer or any breach or default of any indenture, agreement or other instrument as a result of the issuance of such Series of Subordinated Notes by the Issuer, as furnished by counsel retained by the Issuer (or in-house counsel to the Issuer, as applicable) in connection with the issuance of the initial Series of Subordinated Notes, are reaffirmed in all respects; and

(x) such other matters as the Indenture Trustee may reasonably require; and

(f) evidence, satisfactory to the Indenture Trustee that (i) if applicable, an increase in the notional amount of the Interest Rate Swaps shall have been obtained or one or more replacement Swap Counterparties shall have entered into one or more additional or replacement Interest Rate Swaps in a maximum aggregate notional amount equal to the then-current Facility Size; (ii) after giving effect to the issuance of such Series of Subordinated Notes, no Termination Event shall have occurred; (iii) the Payment Dates of such Series of Subordinated Notes shall be identical to the Payment Dates of all outstanding Series of Subordinated Notes; and (iv) such Series of Subordinated Notes shall rank pari passu with all other issued and outstanding Series of Subordinated Notes.

Upon satisfaction of such conditions, the Indenture Trustee shall authenticate and deliver, as provided above, such Series of Subordinated Notes upon execution thereof by the Issuer.

SECTION 2.3 Supplement for Each Series. In conjunction with the issuance of a new Series of Subordinated Notes, the parties hereto shall execute a Supplement (each, a “Supplement”), which shall specify the relevant terms with respect to such new Series of Subordinated Notes, which shall include, as applicable: (i) its name or designation, (ii) the aggregate Principal Amount, as applicable, of Subordinated Notes of such Series, (iii) the Subordinated Note Rate (or the method for calculating such Subordinated Note Rate) with respect to such Series, (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Collections with respect to such Series and the method by which the Principal Amount of Subordinated Notes of such Series shall amortize or accrete, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account, and (vii) any other relevant terms of such Series of Subordinated Notes that do not (subject to Article 12 hereof) change the terms of any outstanding Series of Subordinated Notes or otherwise materially conflict with the provisions of this Indenture and that do not prevent the satisfaction of the Rating Agency Confirmation Condition with respect to the issuance of such new Series (all such terms, the “Principal Terms” of such Series).

SECTION 2.4 Subordination. (a) Notwithstanding anything in this Indenture or the Subordinated Notes to the contrary, the Holders of the Subordinated Notes agree for the benefit of the Holders of the Senior Notes that the rights of the Holders of the Subordinated Notes in and to the Collateral and to receive payments hereunder shall be subordinate and junior to the Holders of the Senior Notes and to certain other fees, indemnities, expenses and obligations of the Issuer, as set forth in Sections 2.01 and 6.03 of the Security Agreement, to the extent and in the manner set forth in this Indenture and the Security Agreement.

(b) If any Event of Default has occurred and has not been cured or waived, principal of and interest on the Senior Notes shall be paid in full before any further payment is made on account of the Subordinated Notes.

(c) In the event that notwithstanding the provisions of this Indenture, any Holder of any Subordinated Notes shall have received any payment in respect of such Subordinated Notes contrary to the provisions of the Security Agreement or this Indenture, then, unless and until the Senior Notes shall have been paid in full in cash in accordance with the Security Agreement, such payment shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Indenture Trustee, which shall pay and deliver the same to the Holders of the Senior Notes in accordance with this Indenture and the Security Agreement; provided that, if any such payment is made other than in cash, it shall be held by the Indenture Trustee as part of the Collateral and subject in all respects to the provisions of this Indenture and the Security Agreement, including, without limitation, this Section 2.4.

(d) Each Holder of Subordinated Notes agrees with the Holders of the Senior Notes that the Holders of the Subordinated Notes shall not demand, accept, or receive any payment in respect of such Subordinated Notes in violation of the provisions of the Security Agreement or this Indenture including, without limitation, this Section 2.4; provided that after the Senior Notes have been paid in full, the Holders of Subordinated Notes shall be fully subrogated to the rights of the Holders of the Senior Notes. Nothing in this Section 2.4 shall affect the obligation of the Issuer to pay Holders of Subordinated Notes.

(e) This Section 2.4 shall survive termination of this Agreement.

SECTION 2.5 No Priority Among Subordinated Notes. The holders of all Series of Subordinated Notes shall, except as specified in the related Supplement, rank equally as to receipt of interest and principal, with no preference or priority being afforded to the holders of any one Series of Subordinated Notes over the holders of any other Series of Subordinated Notes.

SECTION 2.6 Principal Amount Charge-Offs; Principal Amount Reinstatement. On any date of determination, in the event the Required Draw Amount exceeds the Available Amount in the Reserve Fund, the Principal Amount of all Series of Subordinated Notes will be reduced, pro rata, (provided, that any Supplement may provide for the allocation of such reduction among the Classes of Subordinated Notes within the applicable Series on a basis other than pro rata) by the amount of such excess (such reduction, a “Principal Amount Charge-Off”). With respect to any Principal Amount Charge-Off allocated to each outstanding Series of Subordinated Notes, interest will continue to accrue on each Series of Subordinated Notes at the applicable Subordinated Note Rate for such Series of Subordinated Notes (or at the applicable rate for any Class within a Series, if so provided for in the related Supplement) set forth in the related Supplement on an amount equal to such Principal Amount Charge-Off (a “Carry-Over Interest Shortfall”) and interest on the Carry-Over Interest Shortfall will accrue at the applicable Subordinated Note Rate and shall be paid to the Indenture Trustee on behalf of the Holders of the Subordinated Notes in the priority set forth in the Security Agreement. If on any Payment Date after a Principal Amount Charge-Off occurs which has not been reinstated in full, the Available Amount in the Reserve Fund exceeds the Required Draw Amount for such Payment Date, the Principal Amount of all Series of Subordinated Notes will be reinstated, pro rata, (provided, that any Supplement may provide for the allocation of such reinstatement among the Classes of Subordinated Notes within the applicable Series on a basis other than pro rata) by the amount of such excess on such Payment Date (to the extent of such unreinstated Principal Amount Charge-Off) (such reinstatement, a “Principal Amount Reinstatement”). All Principal Amount Charge-Offs and Principal Amount Reinstatements shall be allocated pro rata to all outstanding Series of Subordinated Notes.

SECTION 2.7 Execution and Authentication. (a) An Authorized Officer shall sign the Subordinated Notes for the Issuer by manual or facsimile signature. If an Authorized Officer whose signature is on a Subordinated Note no longer holds that office at the time the Subordinated Note is authenticated, the Subordinated Note shall nevertheless be valid.

(b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Subordinated Notes of any particular Series executed by the Issuer to the Indenture Trustee for authentication, together with one or more Issuer Orders for the authentication and delivery of such Subordinated Notes, and the Indenture Trustee, in accordance with such Issuer Order and this Indenture, shall authenticate and deliver such Subordinated Notes.

(c) No Subordinated Note shall be entitled to any benefit under this Indenture or be valid for any purpose unless there appears on such Subordinated Note a certificate of authentication substantially in the form provided for herein, duly executed by the Indenture Trustee by the manual signature of an authorized signatory. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Subordinated Note has been duly authenticated under this Indenture. The Indenture Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Subordinated Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Subordinated Notes whenever the Indenture Trustee may do so. Each reference in this Indenture to authentication by the Indenture Trustee includes authentication by such agent. An authenticating agent has the same rights as the Indenture Trustee to deal with the Issuer or an Affiliate of the Issuer. The Indenture Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Subordinated Notes of a series referred to in the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

By:

Authorized Signatory

(d) Each Subordinated Note shall be dated and issued as of the date of its authentication by the Indenture Trustee.

(e) Notwithstanding the foregoing, if any Subordinated Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Subordinated Note to the Indenture Trustee for cancellation as provided in Section 2.16 together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Subordinated Note has never been issued and sold by the Issuer, for all purposes of this Indenture such Subordinated Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 2.8 Form of Subordinated Notes; Book Entry Provisions

(a) Restricted Global Note. Any Series of Subordinated Notes, or any class of such Series to be sold in the United States to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act (“Rule 144A”) in reliance on an exemption from the registration requirements of the Securities Act will be issued in registered form, and prior to any such sale, each such purchaser shall be deemed to have represented and agreed as follows:

(i) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;

(ii) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(iii) It understands that the Notes will bear a legend substantially as set forth in Section 2.13;

(iv) Either (i) no part of the assets used by it to acquire the Notes constitutes assets of any Benefit Plan or any governmental plan, non-U.S. plan or church plan that is subject to any law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or (ii) its acquisition, holding and disposition of the Notes will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental plan, non-U.S. plan or church plan, will not violate any law substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code); and

(v) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely exclusively upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and shall be under no duty or obligation to verify the accuracy of the same. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Such Series of Notes shall be issued in the form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Note”), substantially in the form set forth in the applicable Supplement, with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC, and registered in the name of DTC or a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.7 for credit to the accounts of the subscribers at DTC. The aggregate Initial Principal Amount of a Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

(b) Temporary Global Note, Permanent Global Note. Any Series of Subordinated Notes, or any class of such Series, offered and sold outside of the United States will be offered and sold in reliance on Regulation S (“Regulation S”) under the Securities Act and shall initially be issued in the form of one or more temporary global Notes (each, a “Temporary Global Note”) in fully registered form without interest coupons substantially in the form set forth in the applicable Supplement with such legends as may be applicable thereto, registered in the name of DTC or a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.7, for credit to the subscribers’ accounts at Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear or Clearstream. Interests in a Temporary Global Note will be exchangeable, in whole or in part, for interests in a permanent global note (a “Permanent Global Note”) in fully registered form without interest coupons, representing Subordinated Notes of the same Series, substantially in the form set forth in the applicable Supplement, in accordance with the provisions of the Temporary Global Note and this Indenture. Until the Exchange Date, interests in a Temporary Global Note may only be held by the agent members of Euroclear and Clearstream. The aggregate Initial Principal Amount of the Temporary Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

Each Series of Subordinated Notes shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Issuer. All Subordinated Notes of any Series shall, except as specified in the related Supplement, be equally and ratably entitled as provided hereto to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Supplement.

SECTION 2.9 Subordinated Note Registrar and Subordinated Note Paying Agent. (a) The Issuer shall (i) maintain an office or agency where Subordinated Notes may be presented for registration of transfer or for exchange (“Subordinated Note Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a)) (“Subordinated Note Paying Agent”) at whose office or agency Subordinated Notes may be presented for payment. The Subordinated Note Registrar shall keep a register of the Subordinated Notes and of their transfer and exchange (the “Subordinated Note Register”). The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term “Subordinated Note Paying Agent” includes any additional paying agent and the term “Subordinated Note Registrar” includes any co-registrars. The Issuer may change any Subordinated Note Paying Agent or Subordinated Note Registrar without prior notice to any Subordinated Noteholder. The Issuer shall notify the Indenture Trustee in writing of the name and address of any agent not a party to this Indenture. The Indenture Trustee is hereby initially appointed as the Subordinated Note Registrar, Subordinated Note Paying Agent and agent for service of notices and demands in connection with the Subordinated Notes.

(b) The Issuer shall enter into an appropriate agency agreement with any agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Indenture Trustee in writing of the name and address of any such agent. If the Issuer fails to maintain a Subordinated Note Registrar or Subordinated Note Paying Agent and a Trust Officer has actual knowledge of such failure, or if the Issuer fails to give the foregoing notice, the Indenture Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Indenture, until the Issuer shall appoint a replacement Subordinated Note Registrar and Subordinated Note Paying Agent.

SECTION 2.10 Subordinated Note Paying Agent to Hold Money in Trust. (a) The Issuer will cause each Subordinated Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Subordinated Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Subordinated Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Subordinated Note Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Subordinated Notes in trust (with no duty to invest or reinvest such sums) for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor under the Subordinated Notes) of which it (or, in the case of the Indenture Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Subordinated Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Subordinated Note Paying Agent;

(iv) immediately resign as a Subordinated Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Subordinated Notes if at any time it ceases to meet the standards required to be met by an Indenture Trustee hereunder at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Subordinated Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Subordinated Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Subordinated Note Paying Agent, such sums to be held by the Indenture Trustee (with no duty to invest or reinvest such sums) upon the same trusts as those upon which the sums were held by such Subordinated Note Paying Agent; and upon such payment by any Subordinated Note Paying Agent to the Indenture Trustee, such Subordinated Note Paying Agent shall be released from all further liability with respect to such money.

(c) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Subordinated Note Paying Agent in trust for the payment of any amount due with respect to any Subordinated Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon Issuer Request; and the Holder of such Subordinated Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Subordinated Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Subordinated Note Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 2.11 Subordinated Noteholder List. The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Subordinated Noteholders of each Series of Subordinated Notes. If the Indenture Trustee is not the Subordinated Note Registrar, the Issuer shall furnish to the Indenture Trustee at least seven Business Days before each Payment Date and at such other time as the Indenture Trustee may request in writing, a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Subordinated Noteholders of each Series of Subordinated Notes.

SECTION 2.12 Transfer and Exchange. (a) When Subordinated Notes of any particular Series are presented to the Subordinated Note Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Subordinated Notes of other authorized denominations of the same Series, the Subordinated Note Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that the Subordinated Notes surrendered for transfer or exchange (a) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Subordinated Note Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (b) shall be transferred or exchanged in compliance with the following provisions and any other applicable provisions set forth in the related Supplement for such Series:

(i) Transfer of Restricted Global Notes.

(1) if such Subordinated Note is being acquired for the account of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit A-1 hereto); or

(2) if such Subordinated Note is being transferred to a qualified institutional buyer (as defined in Rule 144A) in accordance with Rule 144A, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto) and (ii) each such transferee of such Subordinated Note shall be deemed to have represented and agreed as follows:

(A) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;

(B) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(C) It understands that the Notes will bear a legend substantially as set forth in Section 2.13; and

(D) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely exclusively upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and shall be under no duty or obligation to verify the accuracy of the same. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Subordinated Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Subordinated Notes; or

(3) if such Subordinated Note is being transferred pursuant to an exemption from registration in accordance with Regulation S, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto) and (ii) each such transferee of such Subordinated Note shall be deemed to have represented and agreed as follows:

(A) It is aware that the sale to it of the Notes is being made in reliance on the exemption from registration provided by Regulation S and understands that the Notes offered in reliance on Regulation S will be represented by, initially, one or more Temporary Global Notes. The Notes so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S under the Securities Act. It and each beneficial owner of the Notes sold to it will not be a U.S. Person as defined in Regulation S under the Securities Act and its purchase of the Notes will comply with all applicable laws in any jurisdiction in which it resides or is located;

(B) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(C) It understands that the Notes will bear a legend substantially as set forth in Section 2.13; and

(D) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely exclusively upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and shall be under no duty or obligation to verify the accuracy of the same. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Subordinated Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Subordinated Notes; or

(4) if such Subordinated Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto), and (ii) an opinion of counsel in form and substance acceptable to the Issuer and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

(ii) Transfers of Temporary Global Note to Permanent Global Note. Interests in a Temporary Global Note as to which the Indenture Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C from the holder of a beneficial interest in such Note, will be exchanged, on and after the 40th day after the completion of the distribution of the relevant Series (the “Exchange Date”), for interests in a Permanent Global Note. To effect such exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and hold as custodian for the Clearing Agency, for the account of Euroclear or Clearstream, as applicable, for credit to the respective accounts of the holders of the Notes, a duly executed and authenticated Permanent Global Note, representing the Principal Amount of interests in the Temporary Global Note initially exchanged for interests in the Permanent Global Note. The delivery to the Indenture Trustee by Euroclear or Clearstream of the certificate or certificates referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Global Note. Upon any exchange of interests in a Temporary Global Note for interests in a Permanent Global Note, the Indenture Trustee shall endorse the Temporary Global Note to reflect the reduction in the Principal Amount represented thereby by the amount so exchanged and shall endorse the Permanent Global Note to reflect the corresponding increase in the amount represented thereby. The Temporary Global Note or the Permanent Global Note shall also be endorsed upon any cancellation of Principal Amounts upon surrender of Notes purchased by the Issuer or any of its respective subsidiaries or affiliates or upon any repayment of the principal amount represented thereby or any payment of interest in respect of such Notes.

(iii) Transfers of Restricted Global Note to Temporary Global Note During the Restricted Period. If, prior to the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Temporary Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Global Note. Upon receipt by the Indenture Trustee as Transfer Agent (“Transfer Agent”) of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Indenture Trustee as Transfer Agent to credit or cause to be credited a beneficial interest in the Temporary Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, and (2) a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, DTC shall reduce the Restricted Global Note by the aggregate Principal Amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and DTC shall, concurrently with such reduction, increase the Principal Amount of the Temporary Global Note by the aggregate Principal Amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Global Note equal to the reduction in the Principal Amount of the Restricted Global Note. In connection with any transfer pursuant to this clause (iii), each such transferor of such Restricted Global Note shall be deemed to have represented and agreed that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the related Series of Notes and pursuant to and in accordance with Regulation S under the Securities Act, and that:

(1) the offer of the Notes was not made to a person in the United States;

(2) (A) at the time the buy order was originated, the transferee was outside the United States or the transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) upon completion of the transaction, the beneficial interest being transferred as described above was held with DTC through Euroclear or Clearstream or both.

(iv) Transfers of Restricted Global Note to Permanent Global Note After the Exchange Date. If, after the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Global Note, or to transfer its interest in such Restricted Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Global Note. Upon receipt by the Transfer Agent of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Permanent Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, and (2) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase, DTC shall reduce the Restricted Global Note by the aggregate Principal Amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the Principal Amount of the Permanent Global Note by the aggregate Principal Amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Permanent Global Note equal to the reduction in the Principal Amount of the Restricted Global Note. In connection with any transfer pursuant to this clause (iv), each such transferor of such Restricted Global Note shall be deemed to have represented and agreed that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the related Series of Notes and pursuant to and in accordance with Regulation S under the Securities Act, and that:

(1) the offer of the Notes was not made to a person in the United States;

(2) (A) at the time the buy order was originated, the transferee was outside the United States or the transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144A under the Securities Act, the Restricted Global Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

(v) Transfers of Temporary Global Note to Restricted Global Note. If a holder of a beneficial interest in the Temporary Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Temporary Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of instructions from Euroclear or Clearstream or DTC, as the case may be, directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with DTC to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Global Note after the Exchange Date, information regarding the agent member’s account with DTC to be debited with such decrease, DTC shall reduce the Temporary Global Note by the aggregate Principal Amount of the beneficial interest in the Temporary Global Note to be exchanged or transferred, and DTC shall, concurrently with such reduction, increase the Principal Amount of the Restricted Global Note by the aggregate Principal Amount of the beneficial interest in the Temporary Global Note to be so exchanged or transferred, and credit or cause to be credited to the account of the applicable Person a beneficial interest in the Restricted Global Note equal to the reduction in the Principal Amount of the Temporary Global Note. In connection with any transfer pursuant to this clause (v), each such transferor of such Temporary Global Note shall be deemed to have represented and agreed that such Temporary Global Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the transferor reasonably believes is purchasing such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

(vi) Permanent Global Note to Restricted Global Note. Interests in the Permanent Global Note may not be transferred for interests in the Restricted Global Note.

(vii) So long as a Definitive Note remains outstanding, transfers and exchanges of a Definitive Note, in whole or in part, shall only be made in accordance with this Section 2.12.

(1) Definitive Note to Permanent Global Note. If a holder of a beneficial interest in a Definitive Note wishes at any time to exchange its interest in such Note for an interest in a Permanent Global Note, or to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in a Permanent Global Note, such holder may exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in a Permanent Global Note. Definitive Notes may be exchanged or transferred for beneficial interests in Permanent Global Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof or such other denominations and currency specified in the related Supplement. Upon receipt by the Trustee as Note Registrar, of (A) such Definitive Notes properly endorsed for such transfer and written instructions from such holder directing the Trustee, as Note Registrar to cause to be credited a beneficial interest in a Permanent Global Note in an amount equal to the beneficial interest in the Definitive Notes but not less than the minimum denomination applicable to such holder’s Notes held through a Permanent Global Note, to be exchanged or transferred, (B) a written order containing information regarding the Euroclear or Clearstream account to be credited with such increase and (C) a certificate in the form of Exhibit A-2 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities, including that the holder or the transferee, as applicable, is not a U.S. Person and pursuant to and in accordance with Regulation S, the Trustee, as Note Registrar, shall cancel such Definitive Notes in accordance with Section 2.17, record the transfer in the Note Register in accordance with Section 2.9(a) and instruct the Depository to increase the principal amount of the Global Note by the aggregate Principal Amount of the beneficial interest in the Definitive Notes to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the amount specified in the instructions received pursuant to clause (A) above.

(2) Definitive Note to Restricted Global Note. If a holder of a beneficial interest in a Definitive Note wishes at any time to exchange its interest in such Definitive Note for an interest in a Restricted Global Note, or to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Note, such holder may exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in a Restricted Global Note. Definitive Notes may be exchanged or transferred for beneficial interests in a Restricted Global Note only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof or such other denominations and currency as may be specified in the related Supplement. Upon receipt by the Trustee, as Note Registrar, of (A) such holder’s Definitive Notes properly endorsed for such transfer and written instructions from such holder directing the Trustee, as Note Registrar, to cause to be credited a beneficial interest in a Restricted Global Note in an amount equal to the beneficial interest in the Definitive Notes, but not less than the minimum denomination applicable to such holder’s Notes held through a Restricted Global Note, to be exchanged or transferred, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate in the form of Exhibit A-3 attached hereto given by the holder of such beneficial interest and stating, among other things, that, in the case of a transfer, such holder reasonably believes that the Person acquiring such interest in a Restricted Global Note is a qualified institutional buyer within the meaning of Rule 144A, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction or that, in the case of an exchange, the holder is a qualified institutional buyer within the meaning of Rule 144A, then the Indenture Trustee, as Note Registrar, shall cancel such Definitive Notes in accordance with Section 2.17 and instruct the Depository to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in a Restricted Global Note equal to the amount specified in the instructions received pursuant to clause (A) above.

(3) Transfer of Definitive Notes. If a holder of a beneficial interest in a Definitive Note wishes at any time to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof, such holder may transfer or cause the transfer of such interest for an equivalent beneficial interest in one Definitive Note, as provided below. Upon receipt by the Issuer and the Indenture Trustee, as Subordinated Note Registrar, of (A) such holder’s Definitive Note properly endorsed for assignment to the transferee, (B) a certificate in the form of Exhibit A-4, attached hereto given by the transferee of such beneficial interest and (C) if such certificate does not include a certification that the transferee is a qualified institutional buyer or a non-U.S. Person, either (i) a certification of the transferor that the transfer is being made pursuant to Rule 144 under the Securities Act or (ii) an opinion of counsel acceptable to the Indenture Trustee that such transfer may be made pursuant to an exemption from registration under the Securities Act, then the Indenture Trustee, as Subordinated Note Registrar, shall cancel such Definitive Note in accordance with Section 2.17, record the transfer in the Subordinated Note Register and authenticate and deliver one or more Definitive Notes bearing the same designation as the Definitive Notes endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in a Principal Amount equal to the beneficial interest in the Definitive Note surrendered by the transferor. Any purported transfer in violation of the foregoing requirements shall be null and void ab initio, and the Indenture Trustee shall not register any such purported transfer and shall not authenticate and deliver such Definitive Notes.

(viii) Other Transfers or Exchanges. In the event that a Global Note is exchanged for Subordinated Notes in definitive registered form without interest coupons, pursuant to Section 2.21 hereof, such Subordinated Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (i) through (vii) above (including the certification requirements intended to insure that such exchanges or transfers comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

(b) The Indenture Trustee shall not register the transfer of or exchange of interests in a Subordinated Note for a Definitive Note or the transfer or exchange of a Subordinated Note during the period beginning on any Subordinated Note Record Date and ending on the next following Payment Date.

(c) To permit registrations of transfers and exchanges, the Issuer shall execute and the Indenture Trustee shall authenticate Subordinated Notes, subject to such rules as the Indenture Trustee may reasonably require. No service charge to the Subordinated Noteholder shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Subordinated Note Registrar may require payment of a sum sufficient to cover any transfer tax or similar government charge payable in connection therewith.

(d) All Subordinated Notes issued upon any registration of transfer or exchange of Subordinated Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Subordinated Notes surrendered upon such registration of transfer or exchange.

(e) Prior to due presentment for registration of transfer of any Subordinated Note, the Indenture Trustee, any agent and the Issuer may deem and treat the Person in whose name any Subordinated Note is registered (as of the day of determination) as the absolute owner of such Subordinated Note for the purpose of receiving payment of principal of and interest on such Subordinated Note and for all other purposes whatsoever, whether or not such Subordinated Note is overdue, and neither the Indenture Trustee, nor any agent or the Issuer shall be affected by notice to the contrary.

(f) Notwithstanding any other provision of this Section 2.12, the typewritten Subordinated Note or Subordinated Notes representing Book-Entry Notes for any Series of Subordinated Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series of Subordinated Notes, or to a successor Clearing Agency for such Series of Subordinated Notes selected or approved by the Issuer or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.12 and Section 2.21.

(g) Unless otherwise specified in the applicable Supplement, each transferee of a Subordinated Note shall be deemed to represent and warrant that either (i) no part of the assets used by it to acquire the Subordinated Note constitutes assets of any Benefit Plan or any governmental plan, non-U.S. plan or church plan that is subject to any law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or (ii) its acquisition, holding and disposition of a Note will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or in the case of a governmental plan, non-U.S. plan or church plan, will not violate any law substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code).

(h) The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Subordinated Note (including any transfers between or among depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(i) The Issuer has structured this Indenture and the Subordinated Notes have been (or will be) issued with the intention that the Subordinated Notes will qualify under applicable tax law as indebtedness and any person acquiring any direct or indirect interest in any Subordinated Notes agrees, by acceptance of its Subordinated Note, to treat the Subordinated Notes for purposes of United States federal, state and local income tax, franchise tax and any other tax measured by income, as indebtedness and to take no position inconsistent therewith.

SECTION 2.13 Legending of Subordinated Notes. Unless otherwise provided for in a Supplement and except as permitted by the following sentence, each Subordinated Note shall bear a legend in substantially the following form:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF ST. ANDREW FUNDING TRUST (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF SUCH CERTIFICATES AND OTHER DOCUMENTS AS THE INDENTURE TRUSTEE MAY REQUIRE UNDER THE INDENTURE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ITS ACQUISITION OF THIS SUBORDINATED NOTE (OR BENEFICIAL INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE SHALL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT (AND THROUGHOUT THE PERIOD IT HOLDS SUCH NOTE WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND THROUGHOUT THE PERIOD IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF) (I) AN “EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING OR (IV) ANY GOVERNMENTAL PLAN, NON-U.S. PLAN, OR CHURCH PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR BENEFICIAL INTEREST HEREIN) WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, NON-U.S. PLAN OR CHURCH PLAN, WILL NOT VIOLATE ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBLE PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE.

Upon any transfer, exchange or replacement of Subordinated Notes bearing such legend, or if a request is made to remove such legend on a Subordinated Note, the Subordinated Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Indenture Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S under the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee, upon receipt of an Issuer Order, shall authenticate and deliver a Subordinated Note that does not bear such legend.

SECTION 2.14 Replacement Subordinated Notes. (a) If (i) any mutilated Subordinated Note is surrendered to the Indenture Trustee, or the Indenture Trustee and the Issuer receive evidence to their satisfaction of the destruction, loss or theft of any Subordinated Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless then, in the absence of notice to the Issuer, the Subordinated Note Registrar or the Indenture Trustee that such Subordinated Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, the Issuer shall execute and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Subordinated Note, a replacement Subordinated Note; provided, however, that if any such destroyed, lost or stolen Subordinated Note, but not a mutilated Subordinated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Subordinated Note, the Issuer may pay such destroyed, lost or stolen Subordinated Note when so due or payable without surrender thereof. If, after the delivery of such replacement Subordinated Note or payment of a destroyed, lost or stolen Subordinated Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Subordinated Note in lieu of which such replacement Subordinated Note was issued (or in respect of which such payment was made) presents for payment such original Subordinated Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Subordinated Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Subordinated Note from such Person to whom such replacement Subordinated Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

(b) Upon the issuance of any replacement Subordinated Note under this Section 2.14, the Issuer may require the payment by the Holder of such Subordinated Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and its counsel) connected therewith.

(c) Every replacement Subordinated Note issued pursuant to this Section 2.14 in replacement of any mutilated, destroyed, lost or stolen Subordinated Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Subordinated Notes duly issued hereunder.

(d) The provisions of this Section 2.14 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Subordinated Notes.

SECTION 2.15 Treasury Subordinated Notes. In determining whether the Subordinated Noteholders of the required principal amount of Subordinated Notes have concurred in any direction, waiver or consent, Subordinated Notes owned by the Issuer, the Sellers or the Servicer or any Affiliate of the Issuer, the Sellers or the Servicer shall be considered as though they are not outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Subordinated Notes of which a Trust Officer of the Indenture Trustee has actually received written notice of such ownership shall be so disregarded. Absent written notice to the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Subordinated Notes.

SECTION 2.16 Temporary Notes.

(a) Pending the preparation of Definitive Notes issued under Section 2.21 hereof, the Issuer may prepare and the Indenture Trustee, upon receipt of an Issuer Order, shall authenticate and deliver temporary Subordinated Notes of such Series. Temporary Subordinated Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Subordinated Notes may determine, as evidenced by their execution of such Subordinated Notes.

(b) If temporary Subordinated Notes are issued pursuant to Section 2.16(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Subordinated Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Subordinated Notes at the office or agency of the Issuer to be maintained as provided in Section 8.2, without charge to the Subordinated Noteholder. Upon surrender for cancellation of any one or more temporary Subordinated Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Subordinated Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.17 Cancellation. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Subordinated Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Subordinated Notes so delivered shall be promptly cancelled by the Indenture Trustee. The Subordinated Note Registrar and the Subordinated Note Paying Agent shall forward to the Indenture Trustee any Subordinated Notes surrendered to them for registration of transfer, exchange or payment. The Indenture Trustee shall cancel all Subordinated Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Issuer may not issue new Subordinated Notes to replace Subordinated Notes that it has redeemed or paid or that have been delivered to the Indenture Trustee for cancellation. All cancelled Subordinated Notes held by the Indenture Trustee shall be disposed of in accordance with the Indenture Trustee’s standard disposition procedures.

SECTION 2.18 Principal and Interest. (a) The principal of each Series of Subordinated Notes shall be payable at the times and in the amount set forth in the related Supplement and in accordance with Article 6.

(b) Each Series of Subordinated Notes shall accrue interest as provided in the related Supplement and such interest shall be payable on each Payment Date for such Series in accordance with Article 6 and the related Supplement and in accordance with the priority of payments set forth in the Security Agreement.

(c) Except as provided in the following sentence, the Person in whose name any Subordinated Note is registered at the close of business on any Subordinated Note Record Date with respect to a Payment Date for such Subordinated Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Subordinated Note upon any registration of transfer, exchange or substitution of such Subordinated Note subsequent to such Subordinated Note Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Subordinated Note is payable.

(d) If the Issuer defaults in the payment of interest on the Subordinated Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall cease to be payable to the Persons who were Subordinated Noteholders of such Series at the applicable Subordinated Note Record Date and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Subordinated Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in this Indenture and in the Subordinated Notes of such Series. The Issuer shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to the Subordinated Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.19 Book-Entry Notes.

(a) For each Series of Subordinated Notes to be issued in registered form, the Issuer shall duly execute the Subordinated Notes, and the Indenture Trustee shall, in accordance with Section 2.7 hereof, authenticate and deliver initially one or more Global Notes that (a) shall be registered on the Subordinated Note Register in the name of DTC or DTC’s nominee, and (b) shall bear legends substantially to the following effect:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE

ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

So long as DTC or its nominee is the registered owner or holder of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Subordinated Notes represented by such Global Note for purposes of this Indenture and such Subordinated Notes. Members of, or participants in, DTC shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, and DTC may be treated by the Issuer, the Indenture Trustee, any agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (x) prevent the Issuer, the Indenture Trustee, any agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by DTC or (y) impair, as between DTC and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Subordinated Note.

(b) Subject to Section 2.12(g), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream, respectively, shall be applicable to the Global Note insofar as interests in a Global Note are held by the agent members of Euroclear or Clearstream (which shall only occur in the case of the Temporary Global Note and the Permanent Global Note). Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note, and the registered holder may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the owner of such Global Note for all purposes whatsoever.

(c) Title to the Subordinated Notes shall pass only by registration in the Subordinated Note Register maintained by the Registrar pursuant to Section 2.9.

(d) Any typewritten Subordinated Note or Subordinated Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Subordinated Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Subordinated Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Subordinated Note or Subordinated Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Subordinated Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Indenture Trustee pursuant to Section 2.7. Subject to the provisions of Section 2.8, the Indenture Trustee shall deliver and redeliver any typewritten Subordinated Note or Subordinated Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Subordinated Note or Subordinated Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.

(e) Unless and until definitive, fully registered Subordinated Notes ( “Definitive Notes”) have been issued to Note Owners pursuant to Section 2.21:

(i) the provisions of this Section 2.19 shall be in full force and effect;

(ii) the Paying Agent, the Subordinated Note Registrar and the Indenture Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Subordinated Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Subordinated Note Owners;

(iii) to the extent that the provisions of this Section 2.19 conflict with any other provisions of this Indenture, the provisions of this Section 2.19 shall control;

(iv) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Subordinated Notes evidencing a specified percentage of the outstanding principal amount of the Subordinated Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Subordinated Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Subordinated Notes and has delivered such instructions to the Indenture Trustee; and

(v) the rights of Subordinated Note Owners shall be exercised only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Subordinated Note Owners and their related Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.21, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on the Subordinated Notes to such Clearing Agency Participants.

SECTION 2.20 Notices to Clearing Agency.

Whenever notice or other communication to the Subordinated Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Subordinated Note Owners pursuant to Section 2.21, the Indenture Trustee and the Issuer shall give all such notices and communications specified herein to be given to Subordinated Noteholders to the applicable Clearing Agency for distribution to the Subordinated Note Owners.

SECTION 2.21 Definitive Notes.

(a) Conditions for Issuance. Except as provided in Section 2.12, interests in a Restricted Global Note or Permanent Global Note deposited with DTC pursuant to Section 2.19 shall be transferred to the beneficial owners thereof in the form of Definitive Notes only if (x) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such Restricted Global Note or Permanent Global Note or at any time ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary so registered is not appointed by the Issuer within 90 days of such notice or (y) the Issuer determines that the Restricted Global Note or Permanent Global Note with respect to the relevant Series of Subordinated Notes shall be exchangeable for Definitive Notes, in which case Definitive Notes shall be issuable or exchangeable only in respect of such Global Notes or the category of Definitive Notes represented thereby. Unless otherwise specified in the related Supplement, Definitive Notes shall be issued without coupons in amounts of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof, subject to compliance with all applicable legal and regulatory requirements.

(b) Issuance. If interests in any Restricted Global Note or Permanent Global Note, as the case may be, are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.21, such Restricted Global Note or Permanent Global Note, as the case may be, shall be surrendered by DTC to the office or agency of the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so transferred, without charge. If interests in any Permanent Global Note are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.21, such Permanent Global Note shall be surrendered by the custodian for DTC to the Transfer Agent to be so transferred, without charge. The Indenture Trustee shall authenticate and deliver, upon such transfer of interests in such Restricted Global Note or Permanent Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations; provided, that in the case of an interest in a Restricted Global Note, no such interest will be transferred except upon (i) delivery of a Transfer Certificate substantially in the form of Exhibit A-1 hereto and (ii) compliance with the conditions set forth in Section 2.12. The Definitive Notes transferred pursuant to this Section 2.21 shall be executed, authenticated and delivered only in the denominations specified in paragraph (a) above or in the related Supplement, and Definitive Notes shall be registered in such names as DTC shall direct in writing. The Transfer Agent shall have at least 30 days from the date of its receipt of Definitive Notes and registration information to authenticate and deliver such Definitive Notes. Any Definitive Notes delivered in exchange for an interest in a Restricted Global Note or Permanent Global Note shall, except as otherwise provided by Section 2.13, bear, and be subject to, the legend regarding transfer restrictions set forth in Section 2.13. The Issuer will promptly make available to the Transfer Agent a reasonable supply of Definitive Notes. The Issuer shall bear the costs and expenses of printing or preparing any Definitive Notes.

SECTION 2.22 CUSIP Numbers. The Issuer in issuing the Subordinated Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Subordinated Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Subordinated Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Subordinated Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the “CUSIP” numbers.

ARTICLE 3

SECURITY

SECTION 3.1 Security Interest. (a) Pursuant to the Security Agreement, in order to secure the Issuer’s Obligations, the Issuer and the Owner Trustee have pledged, assigned, conveyed, delivered, transferred and set over to the Collateral Agent, for the benefit of the Secured Parties, and have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Issuer’s right, title and interest in and to all of the Collateral assigned to the Collateral Agent pursuant to the Security Agreement.

(b) This grant under the Security Agreement has been made in trust to secure the Issuer’s Obligations and to secure compliance with the provisions of the Security Agreement, all as provided in the Security Agreement.

SECTION 3.2 Stamp, Other Similar Taxes and Filing Fees. The Issuer shall indemnify and hold harmless the Collateral Agent, the Indenture Trustee and each Subordinated Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Security Agreement, this Indenture or any Collateral. The Issuer shall pay, or reimburse the Collateral Agent and the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Security Agreement and this Indenture. The foregoing shall not, however, be deemed to create any obligation whatsoever of the Collateral Agent or the Indenture Trustee to pay any such amounts. The provisions of this Section 3.2 shall survive any termination of this Indenture.

ARTICLE 4

REPORTS

SECTION 4.1 Agreement of the Issuer to Provide Reports and Instructions. (a) Monthly Certificate. On each Determination Date, the Issuer shall forward to the Collateral Agent, the Swap Counterparties, the Indenture Trustee, the Subordinated Note Paying Agent and the Rating Agencies, an Officer’s Certificate of the Issuer substantially in the form of Exhibit D (each, a “Monthly Certificate”) setting forth, inter alia, the following information (which, in the cases of clauses (i), (ii) and (iii) below, will be expressed as a dollar amount per $1,000 of the Initial Principal Amount of each Series of Subordinated Notes and as a percentage of the outstanding Principal Amount of the Subordinated Notes as of such date): (i) for each Series and each class of each Series, the total amount to be paid to Subordinated Noteholders on the next succeeding Payment Date; (ii) for each Series and each class of each Series, the amount of such payment allocable to principal on the Subordinated Notes; (iii) for each Series and each class of each Series, the amount of such payment allocable to interest on the Subordinated Notes; and (iv) whether, to the knowledge of the Issuer, any Lien exists on any of the Collateral (other than Liens granted pursuant to the Security Agreement and the other Program Documents or permitted thereunder).

(b) Monthly Noteholders’ Statement. On or before each Payment Date, the Issuer shall furnish to the Collateral Agent and the Indenture Trustee a Monthly Noteholders’ Statement with respect to each Series of Subordinated Notes substantially in the form of Exhibit E.

(c) Instructions as to Withdrawals and Payments. The Issuer will furnish, or cause to be furnished, to the Collateral Agent, the Indenture Trustee or the Subordinated Note Paying Agent, as applicable, an Officer’s Certificate to make withdrawals and payments from any accounts specified in a Supplement, as contemplated herein and in any Supplement. The Indenture Trustee and the Subordinated Note Paying Agent shall promptly follow any such Officer’s Certificate.

ARTICLE 5

ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 5.1 Establishment of Accounts. To the extent specified in the Supplement with respect to any Series of Notes, the Indenture Trustee may establish and maintain one or more accounts and/or administrative sub-accounts to facilitate the proper allocation of Collections in accordance with the terms of such Supplement.

SECTION 5.2 Collections and Allocations. Allocations of Collections to Noteholders will be as specified in the Security Agreement and will be allocated among all Series of Notes outstanding as specified in the related Supplements. The Security Agreement specifies that, prior to the occurrence of an Event of Default, the Collateral Agent will, on each Payment Date, apply the funds on deposit in the Collateral Account (up to the amount of Deposited Funds on deposit in the Collateral Account relating to the Interest Period specified in the applicable Supplement for such Payment Date) in accordance with the priority set forth in Section 6.03(b) of the Security Agreement. Further, following the occurrence of an Event of Default, the Collateral Agent will apply the proceeds of all of the Collateral of the Issuer in the order of priority set forth in Section 2.01 of the Security Agreement

SECTION 5.3 Determination of Monthly Interest. Monthly interest with respect to each Series of Subordinated Notes shall be determined, allocated and paid in accordance with the procedures set forth in the applicable Supplement.

SECTION 5.4 Determination of Principal. Principal with respect to each Series of Subordinated Notes shall be determined, allocated and paid in accordance with the procedures set forth in the applicable Supplement. However, all principal or interest with respect to any Series of Subordinated Notes shall be due and payable no later than the Final Scheduled Payment Date with respect to such Series.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES.]

ARTICLE 6

PAYMENTS AND REPORTS TO NOTEHOLDERS

SECTION 6.1 Payments in General. (a) On each Payment Date on which a payment (other than as specified in Section 6.1(b) or (c) below) in respect of any Series of Subordinated Notes is to be made, the Subordinated Note Paying Agent or its designated agent shall, to the extent that it receives funds from the Collateral Agent to make a payment in respect of any Series of Subordinated Notes, cause such funds to be deposited in, and credited to, the Payment Account. On each Payment Date and with respect to each Series of Subordinated Notes entitled to such a payment in accordance with the Security Agreement, the Subordinated Note Paying Agent or its designated agent shall make payment of funds in the Payment Account to the Subordinated Noteholders on the related Subordinated Note Record Date. With respect to each Series of Subordinated Notes, the amount of any such payment allocated to each Series of Subordinated Notes shall be allocated pro rata in accordance with the Principal Amount of each such Series of Subordinated Notes.

(b) On each Payment Date on which a payment of Carry-Over Interest Shortfall in respect of any Series of Subordinated Notes is to be made, the Subordinated Note Paying Agent or its designated agent shall, to the extent it receives funds from the Collateral Agent to pay Carry-Over Interest Shortfall in respect of such Series of Subordinated Notes, cause such funds to be deposited in, and credited to, the Payment Account. On each Payment Date and with respect to each Series of Subordinated Notes entitled to a payment of Carry-Over Interest Shortfall in accordance with the Security Agreement, the Subordinated Note Paying Agent or its designated agent shall make payment of funds in the Payment Account to the Subordinated Noteholders on the related Subordinated Note Record Date. With respect to each Series of Subordinated Notes, the amount of funds in respect of Carry-Over Interest Shortfall allocated to each Series of Subordinated Notes shall be allocated pro rata in accordance with the Principal Amount of each such Series of Subordinated Notes.

(c) Unless otherwise specified by the Clearing Agency or in the applicable Supplement, amounts distributable to a Subordinated Noteholder pursuant to this Section 6.1(c) shall be payable by wire transfer of immediately available funds released by the Paying Agent from the Payment Account no later than 12:00 noon (New York City time) for credit to the account designated in writing by such Subordinated Noteholder at least 15 days prior to the relevant Payment Date.

(d) On each Payment Date on which a payment of Principal Amount in respect of any Series of Subordinated Notes is to be made, the Subordinated Note Paying Agent or its designated agent shall, to the extent it receives funds from the Collateral Agent to pay Principal Amount in respect of any Series of Subordinated Notes, cause such funds to be deposited in, and credited to, the Payment Account. On each Payment Date and with respect to each Series of Subordinated Notes entitled to a distribution of Principal Amount in accordance with the Security Agreement, the Subordinated Note Paying Agent or its designated agent shall make payment of funds in the Payment Account to the Subordinated Noteholders on the related Subordinated Note Record Date. With respect to each Series of Subordinated Notes, the amount of funds in respect of Principal Amount allocated to each Series of Subordinated Notes shall be allocated pro rata in accordance with the Principal Amount of each such Series of Subordinated Notes in reduction of the Principal Amount of the Subordinated Notes.

(e) On each Payment Date, the Indenture Trustee or its designated agent shall, or shall have appointed the Subordinated Note Paying Agent to, send to the Subordinated Noteholders the Servicer Report.

(f) In the event that the Indenture Trustee determines that any withholding tax is due on or any withholding tax is otherwise imposed on the Issuer’s payment (or allocations of income) to a Subordinated Noteholder, such tax shall reduce the amount otherwise payable to the Subordinated Noteholder in accordance with this Section. The Indenture Trustee or its designated agent and each Subordinated Note Paying Agent is hereby authorized and directed to retain from amounts otherwise payable to the Subordinated Noteholders sufficient funds for the payment of any such withholding tax that is determined by the Indenture Trustee to be due or is otherwise legally owed by the Issuer, to deposit such amounts with an authorized depository, and to make such reports or filings in connection therewith as may be required by law (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Subordinated Noteholder shall be treated as cash distributed to such Subordinated Noteholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment, the Indenture Trustee or its designated agent may withhold such amounts in accordance with this Section 6.1(f). In the event that a Subordinated Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee or its designated agent shall reasonably cooperate with such Subordinated Noteholder in making such claim so long as such Subordinated Noteholder agrees to reimburse the Indenture Trustee or its designated agent for any out-of-pocket expenses incurred.

SECTION 6.2 Method of Payment. Payments will be made by check mailed to the addresses of the Subordinated Noteholders as they appear in the Subordinated Note Register, or, upon written instructions by any Subordinated Noteholder to the Subordinated Note Registrar at least five (5) Business Days prior to the Payment Date, by wire transfer to a bank or depositary institution having appropriate facilities therefor. By acceptance of its Subordinated Note, each Subordinated Noteholder shall be deemed to agree to surrender its Subordinated Notes within thirty (30) days of the final payment in respect of such Subordinated Notes at the office or agency specified in the notice of final payment. If any payment on a Subordinated Note is due on a day that is not a Business Day, then payment will be made on the next succeeding Business Day with the same force and effect as if made on the date for payment, and no payment will accrue for the period from or after that day.

SECTION 6.3 Optional Repurchase of Subordinated Notes. Unless otherwise specified in the related Supplement, in connection with the termination of the Issuer’s Secured Liquidity Note program (other than through the replacement thereof with a facility having substantially similar terms (other than interest rate spreads)) and upon satisfaction of the requirements included in the Program Documents (including the payment of any amounts due and owing to the Secured Parties), on any Payment Date, the Issuer shall have the option to purchase all of the outstanding Subordinated Notes of all Series, at a purchase price (determined after giving effect to any payment of principal and interest on such Payment Date) equal to (unless otherwise specified in the related Supplement) the aggregate outstanding Principal Amount of the Subordinated Notes of all Series on such Payment Date, plus accrued and unpaid interest on the unpaid aggregate Principal Amount of the Subordinated Notes of all Series (calculated at the Subordinated Note Rate of each such Series) through the day immediately prior to the date of such purchase plus, if provided for in the related Supplements, any aggregate premium payable at such time plus the aggregate amount of any interest shortfalls payable in respect of all outstanding Subordinated Notes of all Series. No optional repurchase shall be permitted if at the time of such proposed optional repurchase there shall exist any Principal Amount Charge-Off unless each Subordinated Noteholder consents to the repurchase of its Subordinated Notes. The Issuer shall give the Indenture Trustee and the Subordinated Noteholders not more than sixty (60) nor less than thirty (30) days’ prior written notice of the date on which the Issuer intends to exercise such option to purchase. Not later than 12:00 noon, New York City time, on such Payment Date, with respect to each Series of Subordinated Notes outstanding, an amount of the purchase price equal to the outstanding Principal Amount of all such Subordinated Notes on such Payment Date and the amount of accrued and unpaid interest with respect to such Subordinated Notes, any applicable interest shortfalls and any applicable premium will be deposited into the related Payment Account for such Series in immediately available funds. The funds deposited into such Payment Account or distributed to the Subordinated Note Paying Agent will be passed through in full to the Subordinated Noteholders on such Payment Date.

SECTION 6.4 Monthly Noteholders’ Statement; Annual Noteholders’ Tax Statement. (a) On each Payment Date, the Subordinated Note Paying Agent shall forward to each Subordinated Noteholder of record of each outstanding Series the Monthly Noteholders’ Statement (substantially in the form of Exhibit E hereto) with respect to such Series, with a copy to the Rating Agencies and the Indenture Trustee (if other than the Subordinated Note Paying Agent).

The Indenture Trustee will make the statements referred to above (and, at its option, any additional files containing the same information in an alternative format) available each month to the Subordinated Noteholders and other interested parties via the Indenture Trustee’s website, which is presently located at https://www.tss.db.com/invr. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Indenture Trustee at (212) 250-7876. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Subordinated Noteholders. The Indenture Trustee shall provide timely and adequate notification to all of the above parties and to the Subordinated Noteholders regarding any such change.

(b) On or before January 31 of each calendar year, beginning with calendar year 2007, the Subordinated Note Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Subordinated Noteholder a statement prepared by the Issuer containing the information which is required to be contained in the Monthly Noteholders’ Statements with respect to each Series of Subordinated Notes aggregated for such calendar year or the applicable portion thereof during which such Person was a Subordinated Noteholder, together with such other customary information as the Issuer deems necessary or desirable to enable the Subordinated Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Issuer to prepare and the Subordinated Note Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Subordinated Note Paying Agent pursuant to any requirements of the Code as from time to time in effect.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES

The Issuer hereby represents and warrants, for the benefit of the Collateral Agent, the Indenture Trustee and the Subordinated Noteholders, as follows as of each Series Closing Date:

SECTION 7.1 Existence and Power. The Issuer (a) is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all trust powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Indenture and the other Program Documents.

SECTION 7.2 Trust and Governmental Authorization. The execution, delivery and performance by the Issuer of this Indenture, the related Supplement and the other Program Documents to which it is a party (a) is within the Issuer’s powers, has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of trust or the trust agreement of the Issuer or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or any of its Assets or result in the creation or imposition of any Lien on any Asset of the Issuer, except for Liens created by the Security Agreement or the other Program Documents. This Indenture and each of the other Program Documents to which the Issuer is a party have been executed and delivered by a duly authorized signatory of the Issuer.

SECTION 7.3 Binding Effect. This Indenture and each other Program Document, and each Subordinated Note when executed and delivered in accordance with this Indenture, is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity, including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (iii) that certain remedial or procedural provisions contained in this Indenture may be limited or rendered unenforceable by applicable law, but such limitations do not make the remedies and procedures that are afforded to the Indenture Trustee inadequate for the practical realization of the substantive benefits purported to be provided by this Indenture).

SECTION 7.4 Financial Information; Financial Condition. All balance sheets, all statements of operations, of shareholders’ equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by the Issuer to the Indenture Trustee and the Rating Agencies pursuant to Section 8.3 have been and will be prepared in accordance with GAAP (to the extent applicable) and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

SECTION 7.5 Litigation. Other than as disclosed in the most recent 10-K and 10-Q filings with the Securities Exchange Commission by New Century Financial Corporation, there is no action, suit or proceeding pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer or its Assets before any court or arbitrator or any Governmental Authority which (x) is reasonably likely to be adversely determined, and (y), if adversely determined, would be reasonably likely, either in any one instance or in the aggregate, to (i) materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of the Issuer or (ii) in any manner draw into question the validity or enforceability of this Base Indenture, any Supplement, or any other Program Document or the ability of the Issuer to perform its obligations hereunder or thereunder.

SECTION 7.6 Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Benefit Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Benefit Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Benefit Plan, (ii) failed to make any contribution or payment to any Benefit Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Benefit Plan or Benefit Arrangement, which in any such case has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

SECTION 7.7 Tax Filings and Expenses. The Issuer has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of the Issuer, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign trust authorized to do business in each State in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a material adverse effect.

SECTION 7.8 Full Disclosure. All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of this Indenture or any Program Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any Program Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Indenture Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Indenture Trustee shall constitute a representation and warranty by the Issuer made on the date the same are furnished to the Indenture Trustee to the effect specified herein.

SECTION 7.9 Investment Company Act; Trust Indenture Act; Securities Act. The Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act. It is not necessary in connection with the offer, issuance and sale of the Subordinated Notes under the circumstances contemplated in the related Supplement to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act.

SECTION 7.10 Regulations T, U and X. The proceeds of the Subordinated Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

SECTION 7.11 No Consent. No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Indenture or any Supplement or for the performance of any of the Issuer’s obligations hereunder or thereunder or under any other Program Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the Issuer prior to the date hereof or as contemplated in Section 7.14.

SECTION 7.12 Solvency. Both before and after giving effect to the transactions contemplated by this Indenture and the other Program Documents, the Issuer is solvent within the meaning of the Bankruptcy Code and the Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to the Issuer.

SECTION 7.13 Subsidiary. The Issuer has no subsidiaries and owns no capital stock of, or other interest in, any other Person, and during the term of the Indenture, the Issuer shall not acquire or otherwise come to have one or more subsidiaries without the prior consent of the Indenture Trustee (on behalf of the holders of the Subordinated Notes).

SECTION 7.14 Security Interests. (a) All action necessary (including the filing of UCC-1 financing statements for the Collateral Agent’s Lien for the benefit of the Secured Parties) to protect and perfect the Collateral Agent’s security interest in the Collateral now in existence and hereafter acquired or created has been duly and effectively taken.

(b) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Issuer as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Collateral Agent on behalf of the Secured Parties in connection with the Security Agreement.

(c) The Security Agreement constitutes a valid and continuing Lien on the Collateral in favor of the Collateral Agent on behalf of the Secured Parties, which Lien will be prior to all other Liens (other than Permitted Liens and as otherwise permitted in the Security Agreement), will be enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such prior security interest has been duly taken.

(d) The Issuer’s principal place of business and chief executive office shall be at: c/o New Century Mortgage Corporation, 18400 Von Karman, Suite 1000, Irvine, California, 92612-1514, and the place where its records concerning the Collateral are kept is at: c/o New Century Mortgage Corporation, 18400 Von Karman, Suite 1000, Irvine, California, 92612-1514. The Issuer does not transact, and has not transacted, business under any other name.

(e) All authorizations in this Indenture for the Collateral Agent or the Indenture Trustee to endorse checks, instruments and securities and to execute, deliver and file financing statements, continuation statements, security agreements, and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable.

SECTION 7.15 Offering Memorandum. No offering memorandum or information circular used by the Issuer in connection with the offer or sale of the Subordinated Notes contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

SECTION 7.16 Non-Existence of Other Agreements. As of the date of the issuance of the first Series of Subordinated Notes, other than as permitted by Section 8.23 hereof (i) the Issuer is not a party to any contract or agreement of any kind or nature and (ii) the Issuer is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.

SECTION 7.17 Eligible Mortgage Loans. Based upon the representation of each Seller in the Mortgage Loan Purchase and Servicing Agreement, each Mortgage Loan purchased by the Issuer is an Eligible Loan.

SECTION 7.18 Other Representations. All representations and warranties of the Issuer made in each Program Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

SECTION 7.19 Special Purpose Entity. The Issuer is a special purpose entity formed exclusively to enter into the Program Documents and the transactions contemplated thereby or incident thereto.

ARTICLE 8

COVENANTS

SECTION 8.1 Payment of Subordinated Notes. The Issuer shall pay the principal of (and premium, if any) and interest on the Subordinated Notes pursuant to the provisions of this Indenture and any applicable Supplement. Principal and interest shall be considered paid on the date due if the Subordinated Note Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

SECTION 8.2 Maintenance of Office or Agency. The Issuer will maintain an office or agency (which may be an office of the Indenture Trustee, the Collateral Agent, the Subordinated Note Registrar or co-registrar) where Subordinated Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Subordinated Notes and this Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Subordinated Notes, the Subordinated Notes may be surrendered for payment. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee.

The Issuer may also from time to time designate one or more other offices or agencies where the Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Issuer hereby designates the office of the agent of the Indenture Trustee located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658 for presentations and surrenders.

SECTION 8.3 Information. The Issuer will:

(a) promptly provide the Indenture Trustee, each Swap Counterparty and the Rating Agencies with all financial and operational information with respect to the Program Documents or the Issuer as the Indenture Trustee may reasonably request; and will promptly provide the Rating Agencies, the Collateral Agent, each Swap Counterparty, the Indenture Trustee (on behalf of the Subordinated Noteholders), the SLN Placement Agents and the Depositary with all statements delivered under the Interest Rate Swaps, the Security Agreement, the Mortgage Loan Purchase and Servicing Agreement and the Subordinated Notes;

(b) deliver to the Indenture Trustee and each Swap Counterparty, if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Benefit Plan which might constitute grounds for a termination of such Benefit Plan under Title IV of ERISA, or knows that the plan administrator of any Benefit Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Benefit Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Benefit Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Benefit Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Benefit Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Benefit Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the Administrator setting forth details as to such occurrence and action, if any, which the Issuer or applicable member of the ERISA Group is required or proposes to take;

(c) provide the Collateral Agent (on behalf of the Senior Noteholders), the Indenture Trustee (on behalf of the Subordinated Noteholders), and each Swap Counterparty with access to the books and records of the Issuer and the books and records of the Servicer, the Custodian, the Depositary and the Collateral Agent relating to the assets of the Issuer, without charge, but only (i) upon the reasonable request of the Indenture Trustee (acting at the direction of the Required Subordinated Noteholders) or any Swap Counterparty or the Collateral Agent (acting at the direction of the Required Senior Noteholders) (for which purposes one Business Day shall be deemed reasonable during the occurrence and continuation of an Event of Default), (ii) during normal business hours, (iii) subject to the relevant party’s normal security and confidentiality procedures and (iv) at offices designated by the relevant party;

(d) provide the Rating Agencies, the Indenture Trustee (on behalf of the Subordinated Noteholders), the SLN Placement Agents, the Depositary, each Swap Counterparty and the Collateral Agent with any information that it may have with respect to an Event of Default hereunder or provide notice to the Indenture Trustee of any default or event of default under any other agreement between the Issuer and any of the Sellers, the Servicer, any Swap Counterparty, the Depositary, the Subordinated Noteholders or the Collateral Agent as promptly as practicable after the Issuer becomes aware of the occurrence of any Event of Default or other default or event of default;

(e) promptly furnish to the Collateral Agent (on behalf of the Senior Noteholders), each Swap Counterparty, the Indenture Trustee (on behalf of the holders of the Subordinated Notes) and the SLN Placement Agents after receipt thereof copies of all written communications received from the Rating Agencies with respect to the Subordinated Notes;

(f) promptly upon its knowledge thereof give notice to the Indenture Trustee (on behalf of the Subordinated Noteholders), the Collateral Agent (on behalf of the Senior Noteholders), each Swap Counterparty and the Rating Agencies of the existence of any litigation against the Issuer;

(g) give prompt notice to the Indenture Trustee (on behalf of the Subordinated Noteholders), each Swap Counterparty, the Collateral Agent (on behalf of the Senior Noteholders), the Rating Agencies and the SLN Placement Agents of any material change to the articles of incorporation or by-laws of the Sellers; and

(h) provide, on or prior to June 30 of each year beginning 2007, to the Indenture Trustee, the Collateral Agent, each Swap Counterparty and the SLN Placement Agents a certificate of the Issuer certifying that the ratings assigned by the Rating Agencies in respect of any outstanding Series of Subordinated Notes have not been withdrawn or downgraded since the date hereof.

Delivery of such reports, information and documents to the Indenture Trustee, the Swap Counterparties, the Collateral Agent or the Depositary under this section is for informational purposes only and each recipient’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants.

SECTION 8.4 Payment of Obligations. The Issuer will pay and discharge in a timely manner in accordance with the terms of the Program Documents, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same, and will comply in all material respects with its obligations in the Program Documents.

SECTION 8.5 Conduct of Business and Maintenance of Existence. The Issuer will maintain its existence as a statutory trust validly existing and in good standing under the laws of the State of Delaware and duly qualified as a foreign trust licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of the Issuer.

SECTION 8.6 Compliance with Laws. The Issuer will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of the Issuer or its ability to carry out the transactions contemplated in this Indenture and each other Program Document; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on any Assets of the Issuer.

SECTION 8.7 Inspection of Property, Books and Records. The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP; and will permit the Indenture Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its representatives, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

SECTION 8.8 Compliance with Program Documents. The Issuer will perform and comply with each and every obligation, covenant and agreement required to be performed or observed by it in or pursuant to this Indenture and each other Program Document to which it is a party and will not take any action which would permit any party to have the right to refuse to perform any of its respective obligations under any Program Document.

SECTION 8.9 Notice of Defaults. (a) Promptly upon becoming aware of any Potential Event of Default or Event of Default under this Indenture, the Issuer shall give the Indenture Trustee (on behalf of the holders of Subordinated Notes), each Swap Counterparty, any SLN Placement Agent, the Collateral Agent (on behalf of the holders of the Senior Notes), the Depositary and the Rating Agencies notice thereof, together with a certificate of the Issuer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Issuer.

(b) Promptly upon becoming aware of any default under any Program Document other than this Indenture, the Issuer shall give the Indenture Trustee (on behalf of the holders of the Subordinated Notes), each Swap Counterparty, any SLN Placement Agent, the Collateral Agent (on behalf of the holders of the Senior Notes), the Depositary and the Rating Agencies notice thereof.

SECTION 8.10 Notice of Material Proceedings. Promptly upon becoming aware thereof, the Issuer shall give the Indenture Trustee, the Collateral Agent, each Swap Counterparty and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of the Issuer or the ability of the Issuer to perform its obligations under this Indenture or under any other Program Document to which it is a party.

SECTION 8.11 Further Requests. The Issuer will promptly furnish to the Indenture Trustee, any Swap Counterparty, the Depositary, the Collateral Agent and the Rating Agencies such other information as, and in such form as, the Indenture Trustee, any Swap Counterparty, the Collateral Agent, the Depositary or the Rating Agencies may reasonably request in connection with the transactions contemplated hereby.

SECTION 8.12 Further Assurances. (a) The Issuer shall do such further acts and things, and execute and deliver to the Indenture Trustee, the Collateral Agent and the Required Subordinated Noteholders such additional assignments, agreements, powers and instruments, as the Indenture Trustee, the Collateral Agent or the Required Subordinated Noteholders reasonably determine to be necessary to carry into effect the purposes of this Indenture or the other Program Documents or to better assure and confirm unto the Indenture Trustee, the Collateral Agent, or the Subordinated Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby or under the Security Agreement. The Issuer also hereby acknowledges that the Collateral Agent has the right but not the obligation to file any such financing statement or continuation statement without the signature of the Issuer to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Collateral Agent hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly. Without limiting the generality of the foregoing provisions of this Section 8.12(a), the Issuer shall take all actions that are required to maintain the security interest of the Collateral Agent on behalf of the Secured Parties in the Collateral pledged pursuant to the Security Agreement as a perfected security interest subject to no prior Liens, including, without limitation filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing. The Issuer further agrees that it will not, without Rating Agency Confirmation and, after the Senior Notes have been paid in full, the prior written consent of the Required Subordinated Noteholders, exercise any right, remedy, power or privilege available to it with respect to any obligor under the Collateral, take any action to compel or secure performance or observance by any obligor of its obligations to the Issuer, or give any consent, request, notice, direction, approval, extension or waiver with respect to any obligor, except as otherwise expressly permitted by the Program Documents. Notwithstanding anything herein to the contrary, the Collateral Agent shall be under no obligation to file or prepare any financing statement or continuation statement or to take any action or to execute any further documents or instruments in order to create, preserve, or perfect the security interest granted herein, such obligations being solely the obligations of the Issuer.

(b) The Issuer will warrant and defend the Collateral Agent’s right, title and interest in and to the Collateral and the income, distributions and proceeds thereof, for the benefit of the Collateral Agent on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

(c) The Issuer will provide to the Collateral Agent and the Indenture Trustee, no more frequently than annually, an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Collateral in which a security interest may be perfected by the filing of UCC financing statements.

SECTION 8.13 Certain Documents. The Issuer will not take any action that would permit (i) the Sellers or the Servicer to refuse to perform any of their respective obligations under the Program Documents or (ii) the Depositary to refuse to perform its obligations under any Program Documents to which it is a party. The Issuer will not terminate the SLN Placement Agent Agreement or the Depositary Agreement before entering into a secured liquidity note placement agreement or depositary agreement, as the case may be, which is substantially similar to the SLN Placement Agent Agreement or the Depositary Agreement, as the case may be.

SECTION 8.14 Liens. The Issuer will not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Collateral), other than (i) Liens in favor of the Collateral Agent for the benefit of the Secured Parties, (ii) Permitted Liens, (iii) Liens permitted under the Program Documents and (iv) liabilities for services supplied or furnished to the Issuer (including reasonable accountants’ and attorneys’ fees); provided, that the aggregate amount of the liabilities described in subpart (iv) shall not exceed $500,000 at any one time outstanding.

SECTION 8.15 Other Indebtedness. The Issuer will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Program Document.

SECTION 8.16 Mergers. The Issuer will not merge or consolidate with or into any other Person.

SECTION 8.17 Sales of Assets. The Issuer will not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Program Documents.

SECTION 8.18 Capital Expenditures. The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty).

SECTION 8.19 Dividends. The Issuer shall not make any distributions to any holders of its securities without the consent of the Indenture Trustee, acting at the direction of the Required Subordinated Noteholders, except as provided under the Program Documents, the Senior Notes and the Subordinated Notes.

SECTION 8.20 Name; Principal Office. The Issuer will neither (a) change the location of its organization, chief executive office or principal place of business (within the meaning of the applicable UCC) without sixty (60) days’ prior written notice to the Indenture Trustee and the Collateral Agent nor (b) change its name or form of organization without prior written notice to the Indenture Trustee and the Collateral Agent sufficient to allow the Collateral Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Collateral Agent on behalf of the Secured Parties in the Collateral pursuant to the Security Agreement. In the event that the Issuer desires to so change its form of organization, office or name, the Issuer will make any required filings and prior to actually changing its office or its name, the Issuer will deliver to the Collateral Agent and the Indenture Trustee (i) an Officer’s Certificate and (except with respect to a change of the location of the Issuer’s chief executive office or principal place of business to a new location in the same county) an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Collateral Agent on behalf of the Secured Parties in the Collateral in respect of the new office or new name of the Issuer and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

SECTION 8.21 Organizational Documents. The Issuer will not amend any of its organizational documents, including its certificate of trust or trust agreement, except in accordance therewith.

SECTION 8.22 Investments. The Issuer will not make, incur, or suffer to exist any loan, advance, guarantee, extension of credit or other investment in any Person other than pursuant to the Program Documents and with respect to Eligible Investments and, in addition, without limiting the generality of the foregoing, the Issuer will not cause the Collateral Agent or the Indenture Trustee to make any Eligible Investments on the Issuer’s behalf that would have the effect of causing the Issuer to be an “investment company” within the meaning of the Investment Company Act.

SECTION 8.23 No Other Agreements. The Issuer will not (a) enter into or be a party to any agreement or instrument other than any Program Document, agreements entered into in the ordinary course of its business or documents and agreements incidental thereto or (b) except as provided for in Section 12.1 or 12.2, amend, modify or waive any provision of any Program Document to which it is a party, or (c) give any approval or consent or permission provided for in any Program Document, except as permitted in Article 12.

SECTION 8.24 Other Business. The Issuer will not engage in any business or enterprise or enter into any transaction other than (i) as contemplated by the Program Documents or (ii) activities related to or incidental to any of the foregoing.

SECTION 8.25 Subordinated Notes. The Issuer shall not issue Subordinated Notes to the Sellers, any Affiliate of the Sellers or any trust or other entity to which the Sellers or any Affiliate of the Sellers is a depositor or servicer bearing interest (or at a discount) in excess of a commercially reasonable rate.

SECTION 8.26 Rule 144A Information Requirement. For so long as any of the Subordinated Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Subordinated Noteholder in connection with any sale thereof and any prospective purchaser of Subordinated Notes from such Subordinated Noteholder in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

SECTION 8.27 Use of Proceeds of Subordinated Notes. The Issuer shall use the proceeds of Subordinated Notes solely for one or more of the following purposes: (a) to pay the Issuer’s Obligations when due, in accordance with the Security Agreement; and (b) to acquire Eligible Loans from the Sellers.

SECTION 8.28 Program Document Information. The Issuer shall, or shall cause the Sellers or the Servicer to, provide the Indenture Trustee with copies of all reports, notices, statements and certificates delivered under the Program Documents, and any other information that the Indenture Trustee shall reasonably request. Delivery of such reports, notices, information and documents to the Indenture Trustee under this section and Section 8.26 is for informational purposes only and the Indenture Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants.

SECTION 8.29 Non-Petition Agreement. The Issuer shall cause each party to the Program Documents and each party to any other document incidental or related to any Program Document, to covenant and agree that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the latest maturing Subordinated Note, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer.

ARTICLE 9

EVENTS OF DEFAULT AND REMEDIES

SECTION 9.1 Events of Default. If any one of the following events shall occur with respect to any Series of Subordinated Notes (each, an “Event of Default”):

(a) Failure on the part of either Seller (or the Performance Guarantor on behalf of such Seller) (i) subject to the Repurchase Trigger, to perform its obligations under Section 3.5(c) of the Mortgage Loan Purchase and Servicing Agreement to repurchase any Mortgage Loan with a defective Mortgage Loan File, which failure continues unremedied for a period of five (5) Business Days after the date on which such Seller’s repurchase obligation arises, or (ii) to observe or perform in any material respect any of the material terms, covenants or agreements of such Seller contained in the Program Documents (other than terms, covenants or agreements specifically referred to in this Section 9.1) which continues unremedied for a period of thirty (30) days after the date on which such Seller has actual knowledge or written notice of such incorrect representation, warranty, statement or certification;

(b) Any representation, warranty, statement, or certification made by a Seller or the Performance Guarantor (excluding any representations or warranties made pursuant to Section 3.2 of the Mortgage Loan Purchase and Servicing Agreement) in any Program Document shall prove to have been incorrect in any material respect as of the time when made, and which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which such Seller has actual knowledge or written notice of such incorrect representation, warranty, statement or certification;

(c) The Issuer defaults in the payment of any interest on any Subordinated Note when the same becomes due and payable;

(d) The Issuer defaults in the payment of any principal on any Subordinated Note when the same becomes due and payable;

(e) The Issuer fails to comply with any of its other agreements or covenants in, or provisions of, the Senior Notes (or, if the Senior Notes have been paid in full, the Subordinated Notes) or this Indenture and the failure to so comply materially and adversely affects the interests of the Senior Noteholders (or, if the Senior Notes have been paid in full, the holders of the Subordinated Notes) and continues to materially and adversely affect the interests of the Senior Noteholders (or, if the Senior Notes have been paid in full, the holders of the Subordinated Notes) for a period of thirty (30) days after the earlier of (i) the date on which the Issuer obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Required Senior Noteholders (or, if the Senior Notes have been paid in full, the Required Subordinated Noteholders);

(f) The occurrence of an Event of Bankruptcy with respect to the Issuer, either Seller, the Servicer, or the Performance Guarantor;

(g) The Issuer shall have become an “investment company” or shall have become under the “control” of an “investment company” under the Investment Company Act;

(h) Any representation or warranty or statement made or deemed made by the Issuer in this Indenture or in any other Program Document or in any written certificate or statement made or entered into in connection herewith or therewith shall prove to have been incorrect when made in any material respect, and, if such breach of representation, warranty or statement is able to be corrected, continues to be incorrect in any material respect for a period of sixty (60) days after the earlier of the Issuer having actual knowledge, or written notice of such incorrect representation, warranty or statement;

(i) Failure by the Issuer to observe or perform any covenant or agreement contained in any Program Document which failure would materially and adversely affect the interests of any Subordinated Noteholder and not constituting an Event of Default under any other clause of this Section 9.1 and the continuance of such failure for thirty (30) days after the Issuer shall have obtained actual knowledge or received written notice;

(j) A Servicer Event of Default not constituting an Event of Default under any other clause of this Section 9.1 shall have occurred and be continuing and such default shall not have been cured or waived or the Issuer shall not have replaced such Servicer in accordance with Section 10.1 of the Mortgage Loan Purchase and Servicing Agreement for a period of sixty (60) days after the Issuer has notified the Indenture Trustee of such Servicer Event of Default;

(k) The Issuer shall not be in compliance with Sections 3.2, 3.4, 5.2 or 7.3 of the Trust Agreement in any material respect and such noncompliance shall continue for a period of thirty (30) days after the Issuer receives notice or has actual knowledge of such noncompliance;

(l) The Security Agreement shall cease, for any reason, to be in full force and effect in accordance with its terms;

(m) There shall fail to be or remain in full force and effect on any day (each such day a “Measuring Date”), Interest Rate Swaps (other than Interest Rate Swaps with respect to which an Interest Rate Swap Termination Event or Interest Rate Swap Event of Default has occurred and is continuing after giving effect to any applicable grace period or which are otherwise for any reason not in full force and effect in accordance with their terms) (i) the aggregate maximum notional amount of which is at least equal to the then-current Facility Size; (ii) the scheduled termination dates of which are no earlier than the latest Final Maturity of any outstanding Secured Liquidity Notes plus thirty (30) days; and (iii) the scheduled termination dates of which are no earlier than eighty (80) days from such Measuring Date;

(n) At any time the sum of the Credit Amounts shall be (i) less than the Required Enhancement Amount for sixty (60) consecutive days or more or (ii) in the case of a Credit Amount Increase Condition less than the Required Enhancement Amount for twenty-five (25) consecutive days or more;

(o) At any time the funds on deposit in the Reserve Fund shall be less than the Required Reserve Fund Amount for thirty (30) consecutive days or more;

(p) The failure of the Purchaser to maintain an agreement (in substantially the form attached as Exhibit B to the Mortgage Loan Purchase and Servicing Agreement) with a Rated Bidder to the effect that such Rated Bidder agrees to submit a binding bid for all non-Delinquent Loans and non-Defaulted Loans in a Termination Event Auction, Principal Paydown Auction or Junior Loan Exposure Trigger Event Auction, and, where such failure occurs as a result of a withdrawal or reduction of the rating assigned to the Rated Bidder below “P-1” by Moody’s, such failure continues for a period of thirty (30) days or more;

(q) The failure of any Swap Counterparty to pay amounts due and owing under its Interest Rate Swap;

(r) Any other event shall occur which may be specified in any Supplement as an “Event of Default”;

then, at any time during the continuance of any Event of Default, the Indenture Trustee may, and shall at the written request of the Required Subordinated Noteholders, by written notice to the Issuer, the Collateral Agent and the Depository with a copy to each Swap Counterparty and SLN Placement Agent, and each Subordinated Noteholder (i) declare the principal and premium (if applicable) of and accrued or accreted interest in respect of the Subordinated Notes to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer, anything contained herein or in any Subordinated Note to the contrary notwithstanding, (ii) instruct the Issuer to cease purchasing Mortgage Loans and the Issuer and the Depositary to cease issuing Secured Liquidity Notes and the Issuer to cease issuing Subordinated Notes, and (iii) notify the Servicer and the Sellers that an Event of Default has occurred; provided, that if an Event of Default described in clause (f), or (n) through (q) above shall occur, the result of which would otherwise occur only upon the giving of written notice by the Indenture Trustee as specified in clauses (i) and (ii) above, then the results specified in clauses (i) and (ii) above shall occur automatically, without the giving of any such notice and without regard to whether the Senior Notes have been paid in full, and the Indenture Trustee shall promptly notify the Servicer and the Sellers that an Event of Default has occurred; provided, further, that, if the Indenture Trustee receives notice from the Collateral Agent that an Event of Default under the Security Agreement has occurred, the results specified in clauses (i) and (ii) above shall occur automatically, without the giving of notice and without regard to whether the Senior Notes have been paid in full. Subject to certain conditions and to the Security Agreement, upon the occurrence of an Event of Default, the holders of the Subordinated Notes may proceed to enforce their rights and remedies as permitted by the Security Agreement, including bringing an action for specific performance by the Issuer of any of the Issuer’s obligations under the Program Documents. The Issuer shall provide prompt written notice to (i) each SLN Placement Agent, the Collateral Agent, the Indenture Trustee and the Rating Agencies of the occurrence of any Event of Default and (ii) the Depositary, each SLN Placement Agent and the Rating Agencies of the occurrence of any event specified in clause (f) above with respect to the Issuer.

Notwithstanding anything in this Indenture to the contrary, in the event an Event of Default described in paragraph (f), or (n) through (q) occurs and is continuing, the Indenture Trustee shall, by written notice to the Issuer, the holders of the Subordinated Notes, the Collateral Agent and the Depositary (with a copy to each SLN Placement Agent), (i) instruct the Issuer to cease purchasing Mortgage Loans and the Issuer and the Depositary to cease issuing Secured Liquidity Notes and the Issuer to cease issuing Subordinated Notes, (ii) notify the Servicer and the Sellers that an Event of Default has occurred, and (iii) instruct the Servicer to comply with its obligations under Section 11.2 of the Mortgage Loan Purchase and Servicing Agreement.

SECTION 9.2 Rights upon Event of Default. If and whenever an Event of Default shall have occurred and be continuing, the Indenture Trustee at the direction of the Required Subordinated Noteholders shall exercise from time to time any rights and remedies available to it under the Security Agreement.

SECTION 9.3	[RESERVED].

SECTION 9.4	[RESERVED].

SECTION 9.5 Waiver of Past Events. Subject to Section 12.2 hereof, the Required Subordinated Noteholders, by notice to the Collateral Agent and the Indenture Trustee, may waive, if consented to by each Swap Counterparty, any existing Potential Event of Default or Event of Default other than any Potential Event of Default or Event of Default related to clause (f) or (m) of Section 9.1 which relate to such Series and its consequences and except for a continuing Potential Event of Default or Event of Default in the payment of the principal of or interest on any Subordinated Note. Upon any such waiver, such Potential Event of Default shall cease to exist with respect to such Series, and any Event of Default with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Event of Default or impair any right consequent thereon.

SECTION 9.6 [RESERVED].

SECTION 9.7 Limitation on Suits. Any other provision of this Indenture to the contrary notwithstanding, a Subordinated Noteholder may pursue a remedy with respect to this Indenture or the Subordinated Notes only if:

(a) The Subordinated Noteholder gives to the Indenture Trustee written notice of a continuing Event of Default;

(b) The Subordinated Noteholders of at least 25% in Principal Amount of all then outstanding Subordinated Notes of such Series make a written request to the Indenture Trustee to pursue the remedy;

(c) Such Subordinated Noteholder or Subordinated Noteholders offer and, if requested, provide to the Indenture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense;

(d) The Indenture Trustee does not comply with the request within thirty (30) days after receipt of the request and the offer and, if requested, the provision of indemnity; and

(e) During such thirty (30) day period, the Required Subordinated Noteholders do not give the Indenture Trustee a direction inconsistent with the request.

A Subordinated Noteholder may not use this Indenture to prejudice the rights of another Subordinated Noteholder or to obtain a preference or priority over another Subordinated Noteholder.

SECTION 9.8 Unconditional Rights of Holders to Receive Payment. (a) Notwithstanding any other provision of this Indenture, except for Section 6.1(f) and clause (b) below, the right of any Holder of a Subordinated Note to receive payment of principal and interest on the Subordinated Note, on or after the respective due dates expressed in the Subordinated Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Subordinated Noteholder.

(b) The Paying Agent agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. The Paying Agent shall promptly furnish each Noteholder (but in no event later than the date 30 days after the due date thereof) a U.S. Treasury Form 1042-S (or similar form as of any relevant time in effect), if applicable, indicating payment in full of any taxes withheld from any payments by the Paying Agent to such Persons together with all such other information and documents reasonably requested by such Noteholder and necessary or appropriate to enable such Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Noteholder is required to file a tax return. In the event that a Noteholder which is not a United States Person (as defined in Code Section 7701(a)(30)) has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party (or such successor Form or Forms as may be required by the United States Treasury Department) during the calendar year in which the payment is made, or in either of the two preceding calendar years, and has not notified the Paying Agent of the withdrawal or inaccuracy of such Form prior to the date of each interest payment, only the amount, if any, required by applicable law in respect of a bilateral treaty to which the United States is a party shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. In the event that a Noteholder (x) which is not a United States Person has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form W-8ECI in duplicate (or such successor certificate or form or forms as may be required by the United States Treasury Department as necessary in order to avoid withholding of United States federal income tax), during the tax year of the Noteholder in which payment is made, or in either of the two preceding calendar years, and has not notified the Paying Agent of the withdrawal or inaccuracy of such certificate or Form prior to the date of each interest payment or (y) which is not a United States Person has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form W-8BEN claiming exemption from United States federal withholding tax with respect to payments of “portfolio interest” under the Code during the calendar year in which the payment is made, or in either of the two preceding calendar years, no amount shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. Notwithstanding the foregoing, if any Noteholder has notified the Paying Agent that any of the foregoing Forms or certificates is withdrawn or inaccurate, or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Notes held by such Noteholder, or if such withholding is otherwise required under applicable law, the Paying Agent agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under applicable law, and will, as more fully provided above, on a timely basis, deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner required under applicable law. The Indenture Trustee hereby agrees to use its best efforts (without incurring liability for a failure to do so) to inform the Paying Agent and the affected Noteholder or Noteholders if the Indenture Trustee has failed to receive any of Forms W-8ECI or W-8BEN from a Noteholder prior to the date of an interest payment to such Noteholder.

SECTION 9.9 [RESERVED].

SECTION 9.10 The Indenture Trustee May File Proofs of Claim. Subject to Section 13.17, the Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Subordinated Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim. To the extent that the payment of any such compensation, expenses, disbursements or advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 10.5 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, Subordinated Notes and other properties which the Holders of the Subordinated Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Subordinated Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Notes or the rights of any Subordinated Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Subordinated Noteholder in any such proceeding.

SECTION 9.11 Priorities. If the Indenture Trustee collects any money pursuant to this Article, the Indenture Trustee shall pay out the money to the Collateral Agent who shall distribute such money in accordance with the Security Agreement and the provisions of Article 6 of this Indenture.

SECTION 9.12 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Indenture Trustee for any action taken or omitted by it as an Indenture Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Indenture Trustee, or a suit by a Subordinated Noteholder pursuant to Section 9.7.

SECTION 9.13 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of Subordinated Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 9.14 Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any holder of any Subordinated Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Indenture Trustee or to the holders of Subordinated Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of the Subordinated Notes, as the case may be.

ARTICLE 10

THE INDENTURE TRUSTEE

SECTION 10.1 Duties of the Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Program Documents to which it is a party, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default of which a Trust Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Indenture Trustee from liability arising out of the Indenture Trustee’s gross negligence, fraud, bad faith or willful misconduct.

(b) Except during the occurrence and continuance of an Event of Default:

(i) The Indenture Trustee undertakes to perform only those duties that are specifically set forth in this Indenture or the Program Documents to which it is a party and no others, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or the Program Documents. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or the applicable Program Document (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) This clause does not limit the effect of clause (b) of this Section 10.1.

(ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(iii) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder.

(iv) The Indenture Trustee shall not be charged with knowledge of any default under any Program Document, unless a Trust Officer of the Indenture Trustee receives written notice of such default.

(d) Notwithstanding anything to the contrary contained in this Indenture or any of the Program Documents, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or incur any liability. The Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

(e) In the event that the Subordinated Note Paying Agent and the Subordinated Note Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Subordinated Note Paying Agent and the Subordinated Note Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(f) Subject to Section 10.3, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Program Documents. The Indenture Trustee may allow and credit to the Issuer interest agreed upon in writing by the Issuer and the Indenture Trustee from time to time as may be permitted by law.

SECTION 10.2 Rights of the Indenture Trustee. Except as otherwise provided by Section 10.1:

(a) The Indenture Trustee may conclusively rely and shall be fully protected in acting in good faith or refraining in good faith from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

(b) The Indenture Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c) The Indenture Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture or the Program Documents.

(e) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, any Supplement or any Program Document, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Subordinated Noteholders, pursuant to the provisions of this Indenture, any Supplement or any Program Document, unless such Subordinated Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligations, upon the occurrence of a default by the Issuer (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, any Supplement or any Program Document, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(f) The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Subordinated Noteholders of any Series which could be adversely affected if the Indenture Trustee does not perform such acts.

(g) The Indenture Trustee shall not be liable for any losses or liquidation penalties in connection with Eligible Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own gross negligence, fraud, bad faith or willful misconduct.

(h) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

(i) In no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits).

(j) Except as provided expressly hereunder, the Indenture Trustee shall have no obligation to invest and reinvest any cash held in any account provided for hereunder in the absence of timely and specific written investment direction from the Issuer (which direction shall be limited to Eligible Investments). In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

(k) The parties hereto acknowledge that, in order to comply with its obligations under the USA Patriot Act of 2001, the Indenture Trustee, like all financial institutions, is required to obtain, verify and record certain information and documentation from the other parties hereto. Each of the parties hereby agrees that it shall, in respect of itself, provide the Indenture Trustee with such information as it may in writing request in order to satisfy its obligations under the USA Patriot Act of 2001.

SECTION 10.3 Individual Rights of the Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Subordinated Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any agent may do the same with like rights. However, the Indenture Trustee is subject to Section 10.8.

SECTION 10.4 Notice of Events of Default and Potential Events of Default. If an Event of Default or a Potential Event of Default occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice or has actual knowledge thereof, the Indenture Trustee shall promptly provide the Collateral Agent, the Subordinated Noteholders and each Rating Agency with notice of such Event of Default or the Potential Event of Default by first class mail.

SECTION 10.5 Compensation. (a) The Issuer shall promptly pay to the Indenture Trustee from time to time compensation for its acceptance of this Indenture and services hereunder as agreed in writing between the Issuer and the Indenture Trustee, as may be amended from time to time. The Indenture Trustee’s compensation shall not be limited by any law on compensation of an Indenture Trustee of an express trust. The Issuer shall reimburse the Indenture Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Indenture Trustee’s agents and counsel.

(b) The Issuer shall not be required to reimburse any expense or indemnify the Indenture Trustee against any loss, liability, or expense incurred by the Indenture Trustee through the Indenture Trustee’s own gross negligence, fraud, bad faith or willful misconduct.

(c) When the Indenture Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

(d) The provisions of this Section 10.5 shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee.

SECTION 10.6 Replacement of the Indenture Trustee. (a) A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 10.6 and the satisfaction of the Rating Agency Confirmation Condition.

(b) The Indenture Trustee may, after giving sixty (60) days’ prior written notice to the Issuer, each Subordinated Noteholder and each Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying the Issuer and the Collateral Agent; provided, however, that no such resignation of the Indenture Trustee shall be effective until a successor Indenture Trustee has assumed the obligations of the Indenture Trustee hereunder. The Required Subordinated Noteholders may remove the Indenture Trustee by so notifying the Indenture Trustee, the Collateral Agent, the Issuer and each Rating Agency. The Issuer may remove the Indenture Trustee upon notice to each Rating Agency if.

(i) the Indenture Trustee fails to comply with Section 10.8;

(ii) the Indenture Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Indenture Trustee under the Bankruptcy Code;

(iii) a custodian or public officer takes charge of the Indenture Trustee or its property; or

(iv) the Indenture Trustee becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee. Within one year after the successor Indenture Trustee takes office, the Required Subordinated Noteholders may appoint a successor Indenture Trustee to replace the successor Indenture Trustee appointed by the Issuer.

(c) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or any Subordinated Noteholder may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(d) If the Indenture Trustee after written request by any Subordinated Noteholder who has been a Subordinated Noteholder for at least six months fails to comply with Section 10.8, such Subordinated Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Collateral Agent, and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture and any Supplement. The successor Indenture Trustee shall mail a notice of its succession to the Subordinated Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee; provided, however, that all sums owing to the retiring Indenture Trustee hereunder have been paid. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 10.6, the Issuer’s obligations under Section 10.5 hereof shall continue for the benefit of the retiring Indenture Trustee.

SECTION 10.7 Successor Indenture Trustee by Merger, etc. Subject to Section 10.8, if the Indenture Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Indenture Trustee.

SECTION 10.8 Eligibility. (a) There shall at all times be an Indenture Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate Indenture Trustee power, (ii) be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (iii) so long as any Secured Liquidity Notes are outstanding, have a rating of not less than “Baa3” from Moody’s.

(b) At any time the Indenture Trustee shall cease to satisfy the eligibility requirements above, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 10.6.

SECTION 10.9 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, and to vest in such Person or Persons, subject to the other provisions of this Section 10.9, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 10.8 and no notice to Subordinated Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 10.6.

(b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) The Subordinated Notes of each Series shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;

(ii) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee; and

(iii) The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Indenture and the conditions of this Article 10. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture and any Supplement, specifically including every provision of this Indenture or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Indenture or any Supplement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

(e) In connection with the appointment of a co-Indenture Trustee, the Indenture Trustee may, at any time, without notice to the Subordinated Noteholders, delegate its duties under this Base Indenture and any Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

SECTION 10.10 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants to the Collateral Agent, the Issuer and the Subordinated Noteholders that:

(i) The Indenture Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

(ii) The Indenture Trustee has the full power, authority and right to execute, deliver and perform this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Subordinated Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Subordinated Notes;

(iii) This Indenture has been duly executed and delivered by the Indenture Trustee; and

(iv) The Indenture Trustee meets the requirements of eligibility as an Indenture Trustee hereunder set forth in Section 10.8 hereof.

SECTION 10.11 The Issuer Indemnification of the Indenture Trustee. Subject to the priority of payments set forth in the Security Agreement, the Issuer shall indemnify and hold harmless the Indenture Trustee and its directors, officers, agents and employees from and against any and all loss, claim, liability, expense, including taxes (other than taxes based on the income of the Indenture Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the acceptance of the trusts hereunder or activities of the Indenture Trustee pursuant to this Indenture, any Supplement or any Program Document, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (whether asserted by a Seller, the Issuer or any other Person); provided, however, that the Issuer shall not indemnify the Indenture Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute gross negligence, fraud, bad faith or willful misconduct by the Indenture Trustee. The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee.

ARTICLE 11

DISCHARGE OF INDENTURE

SECTION 11.1 Termination of the Issuer’s Obligations. (a) This Indenture shall cease to be of further effect (except that the Issuer’s obligations under Section 10.5 and Section 10.11. and the Indenture Trustee’s and Subordinated Note Paying Agent’s obligations under Section 11.3 shall survive) when all outstanding Subordinated Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Subordinated Notes which have been replaced or paid) to the Indenture Trustee for cancellation and the Issuer has paid all sums payable hereunder.

(b) In addition, except as may be provided to the contrary in any Supplement, the Issuer may terminate all of its obligations under this Indenture if:

(i) The Issuer irrevocably deposits in trust with the Indenture Trustee or another trustee under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay, when due, principal, premium, if any, and interest on the Subordinated Notes to maturity or repurchase, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) such trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Indenture Trustee and (2) such trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Subordinated Notes;

(ii) The Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;

(iii) The Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that no Potential Event of Default or Event of Default, in either case, described in Section 9.1(d) shall have occurred and be continuing on the date of such deposit; and

(iv) The Rating Agency Confirmation Condition is satisfied.

Then, this Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Indenture Trustee, on demand of the Issuer, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture.

(c) After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Indenture Trustee upon request shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.

In order to have money available on a payment date to pay principal, premium, if any, or interest on the Subordinated Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the Issuer’s option.

SECTION 11.2 Application of Issuer Money. The Indenture Trustee or another trustee satisfactory to the Indenture Trustee and the Issuer shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Indenture Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Subordinated Note Paying Agent in accordance with this Indenture to the payment of principal and interest on the Subordinated Notes.

The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Indenture.

Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

SECTION 11.3 Repayment to the Issuer. The Indenture Trustee and the Subordinated Note Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.14 and 2.16, return any Subordinated Notes held by them at any time.

Subject to Section 2.10(c), the Indenture Trustee and the Subordinated Note Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Indenture.

ARTICLE 12

AMENDMENTS

SECTION 12.1 Without Consent of the Swap Counterparties. Without the consent of any Swap Counterparty, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more Supplements hereto or amendments to the Program Documents, in form reasonably satisfactory to the Indenture Trustee, for any of the following purposes, provided that the Rating Agency Confirmation Condition is met with respect to clauses (a) to (i) below:

(a) to create a new Series of Subordinated Notes;

(b) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Program Document or in any Supplement or in any Subordinated Notes issued hereunder;

(c) to provide for uncertificated Subordinated Notes in addition to certificated Subordinated Notes;

(d) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Subordinated Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

(e) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Subordinated Notes of one or more Series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee;

(f) to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any Program Document or to make any other provisions with respect to matters or questions arising under this Indenture;

(g) to add to the covenants and agreements contained herein or in any Program Document for the benefit of the holders of the Subordinated Notes;

(h) to provide for additional forms of collateral to secure the Notes; or

(i) to add such provisions with respect to matters or questions arising hereunder or under any Program Document as may be necessary or desirable and not inconsistent with the Program Documents;

provided, however, that, as evidenced by an Officer’s Certificate, such action shall not adversely affect in any material respect the interests of any Swap Counterparty. Upon the request of the Issuer, and upon receipt by the Indenture Trustee of the documents described in Section 2.2 hereof, the Indenture Trustee shall join with the Issuer in the execution of any Supplement authorized or permitted by the terms of this Indenture.

SECTION 12.2 With Consent of the Swap Counterparties. Except as provided in Section 12.1 and except as may be provided in any other Program Document, the provisions of this Indenture and any Supplement (unless otherwise provided in such Supplement) and each other Program Document to which the Issuer is a party may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Issuer, each Swap Counterparty (such consent not to be unreasonably withheld) and the Indenture Trustee provided that the Rating Agency Confirmation is received. Notwithstanding the foregoing:

(i) any modification of this Section 12.2 or any requirement hereunder that any particular action be taken by Subordinated Noteholders holding the relevant percentage in Principal Amount of the Subordinated Notes shall require the consent of each affected Subordinated Noteholder; and

(ii) any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of, principal of or interest on any Subordinated Note (or reduce the principal amount of or rate of interest on any Subordinated Note) shall require the consent of each affected Subordinated Noteholder; (b) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Program Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Subordinated Noteholder; (c) release any obligor under any Program Document to which it is a party except pursuant to the express terms of such Program Document shall require the consent of each Subordinated Noteholder; provided, however, that the Liens on the Collateral may be released as provided in the Security Agreement; (d) affect adversely the interests, rights or obligations of any Subordinated Noteholder individually in comparison to any other Subordinated Noteholder of the same Series shall require the consent of such Subordinated Noteholder; or (e) amend or otherwise modify any Event of Default under the Indenture shall require the consent of each affected Subordinated Noteholder.

No failure or delay on the part of any Subordinated Noteholder or the Indenture Trustee in exercising any power or right under this Indenture or any other Program Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

SECTION 12.3 Supplements. Each amendment or other modification to this Indenture or the Subordinated Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Confirmation Condition. In addition to the manner provided in Sections 12.1 and 12.2, each Supplement may be amended as provided for in such Supplement.

SECTION 12.4 Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Subordinated Note is a continuing consent by the Holder and every subsequent Holder of a Subordinated Note or portion of a Subordinated Note that evidences the same debt as the consenting Holder’s Subordinated Note, even if notation of the consent is not made on any Subordinated Note. However, any such Subordinated Noteholder or subsequent Subordinated Noteholder may revoke the consent as to his Subordinated Note or portion of a Subordinated Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Subordinated Noteholder. The Issuer may fix a record date for determining which Subordinated Noteholders must consent to such amendment or waiver.

SECTION 12.5 Notation on or Exchange of Subordinated Notes. The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Subordinated Note thereafter authenticated. The Issuer in exchange for all Subordinated Notes may issue and the Indenture Trustee shall authenticate new Subordinated Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Subordinated Note shall not affect the validity and effect of such amendment or waiver.

SECTION 12.6 The Indenture Trustee to Sign Amendments, etc. The Indenture Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does, the Indenture Trustee may, but need not, sign it. In signing such Supplement, the Indenture Trustee shall receive an indemnity reasonably satisfactory to it and receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Indenture and that it will be valid and binding upon the Issuer in accordance with its terms.

ARTICLE 13

MISCELLANEOUS

SECTION 13.1 Notices. (a) Any notice or communication by the Issuer or the Indenture Trustee to the other shall be in writing and delivered in person or by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other’s address:

If to the Issuer:
St. Andrew Funding Trust
c/o New Century Mortgage Corporation
18400 Von Karman Suite 1000
Irvine, California 92612-1514
Attention:	Kevin Cloyd (business contact)
General Counsel (legal contact)

Telecopy No.: (949) 440-7033

Telephone No.: (949) 862-7941

If to the Indenture Trustee:

Deutsche Bank Trust Company Americas

60 Wall Street

Mail Stop NYC 60-2606

Attention: Trust and Security Services – Structured Finance

Telecopy No.: (212) 553-2463

Telephone No.: (212) 250-3082

If to any Swap Counterparty:

At the address provided for in the applicable Interest Rate Swap.

The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Subordinated Notes.

If the Issuer mails a notice or communication to Subordinated Noteholders, it shall mail a copy to the Indenture Trustee at the same time.

(b) Where the Indenture provides for notice to Subordinated Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Subordinated Noteholder affected by such event, at its address as it appears in the Subordinated Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to a Subordinated Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Subordinated Noteholder shall affect the sufficiency of such notice with respect to other Subordinated Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Subordinated Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 13.2 Communication by Subordinated Noteholders with Other Subordinated Noteholders. Subordinated Noteholders may communicate with other Subordinated Noteholders with respect to their rights under this Indenture or the Subordinated Notes.

SECTION 13.3 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer’s Certificate in form and substance reasonably satisfactory to the Indenture Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.

SECTION 13.4 Statements Required in Certificate. Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that the Person giving such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 13.5 Rules by the Indenture Trustee. The Indenture Trustee may make reasonable rules for action by or at a meeting of Subordinated Noteholders.

SECTION 13.6 No Recourse Against Others. An Authorized Officer, employee or holder of any securities of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Subordinated Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Subordinated Noteholder by accepting a Subordinated Note waives and releases all such liability.

SECTION 13.7 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 13.8 Benefits of Indenture. Except as set forth in a Supplement, nothing in this Indenture or in the Subordinated Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Subordinated Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 13.9 Payment on Business Day. In any case where any Payment Date, redemption date or maturity date of any Subordinated Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however, that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

SECTION 13.10 Governing Law. The laws of the State of New York, including, without limitation, the UCC, but excluding any conflicts of laws, shall govern and be used to construe this Indenture and the Subordinated Notes and the rights and duties of the Indenture Trustee, the Subordinated Note Registrar, the Subordinated Note Paying Agent and the Subordinated Noteholders.

SECTION 13.11 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or an Affiliate of the Issuer. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.12 Successors. All agreements of the Issuer in this Indenture and the Subordinated Notes shall bind its successor; provided, however, the Issuer may not assign its obligations or rights under this Indenture or any Program Document. All agreements of the Indenture Trustee in this Indenture shall bind its successor.

SECTION 13.13 Severability. In case any provision in this Indenture or in the Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.14 Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.15 Table of Contents, Headings, etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.16 Security Agreement. By acceptance of its Subordinated Notes issued under this Indenture, each Subordinated Noteholder agrees to the terms and conditions contained in Section 8.01 of the Security Agreement and such terms are incorporated by reference insofar as they relate to the duties and obligations of the Subordinated Noteholders. The Collateral Agent shall be a third party beneficiary of the terms of this Section 13.16.

SECTION 13.17 No Bankruptcy Petition Against the Issuer. Each of the Subordinated Noteholders and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.17 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuer pursuant to this Indenture. In the event that any such Subordinated Noteholder or the Indenture Trustee takes action in violation of this Section 13.17, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Subordinated Noteholder or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Subordinated Noteholder or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.17 shall survive the termination of this Indenture, and the resignation or removal of the Indenture Trustee.

SECTION 13.18 No Recourse. The obligations of the Issuer under this Indenture are solely the obligations of the Issuer. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Indenture or any other Program Document against any employee, officer, owner trustee, settlor, affiliate, agent or servant of the Issuer. Fees, expenses or costs payable by the Issuer hereunder shall be payable by the Issuer only on a Payment Date and only to the extent that funds are then available or thereafter become available for such purpose pursuant to Article 5.

SECTION 13.19 Third Party Beneficiary. The parties hereto agree that each Swap Counterparty shall be an express third party beneficiary of this Indenture, and entitled to enforce any rights granted to it hereunder as if it were a party hereto.

SECTION 13.20 No Recourse To Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Christiana Bank & Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Christiana Bank & Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Christiana Bank & Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

ST. ANDREW FUNDING TRUST, as Issuer

By: CHRISTIANA BANK & TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By: /s/ James M. Young
Name: James M. Young
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By: /s/ Eileen M. Hughes
Name: Eileen M. Hughes
Title: Vice President

By: /s/ James P. Bowden
Name: James P. Bowden
Title: Associate